PHILLIPS EDISON & COMPANY

PECO
Nasdaq Listed

THIRD QUARTER 2025

Supplemental Disclosure

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FOOD & PHARMACY
ENTRY
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GROCERY CENTERED. NEIGHBORHOOD FOCUSED.

Phillips Edison & Company	2

Introductory Notes

SUPPLEMENTAL INFORMATION
Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” “us,” or “PECO”) is one of the nation’s largest owners and operators of high-quality grocery-anchored neighborhood shopping centers. The enclosed information should be read in conjunction with our filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, our Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under Generally Accepted Accounting Principles (“GAAP”).

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This supplemental disclosure contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental disclosure. Such statements include, but are not limited to: (a) statements about the Company’s plans, strategies, initiatives, and prospects; (b) statements about the Company’s underwritten incremental yields; and (c) statements about the Company’s future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available shopping centers and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of the Company’s tenants, including, without limitation, their ability to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, the Company’s ability to do so at attractive prices or at all; (xx) the effects of the U.S. government shutdown on financial markets and macroeconomic conditions; and (xxi) the impact of tariffs and global trade disruptions on the Company, its tenants, and consumers, including the impact on inflation, supply chains, and consumer sentiment.

Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2024 Annual Report on Form 10-K, filed with the SEC on February 11, 2025, which is accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplement to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting such forward-looking statements.

NOTICE REGARDING NON-GAAP FINANCIAL MEASURES
In addition to GAAP measures, this supplemental disclosure contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in our Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included in this supplemental disclosure on pages 16-20 and definitions of our non-GAAP measures are included in our Glossary of Terms beginning on page 64.

Phillips Edison & Company	3

Introductory Notes

PRO RATA FINANCIAL INFORMATION
We may present our consolidated financial information inclusive of our prorated portion owned through unconsolidated joint ventures. The presentation of pro rata financial information has limitations as an analytical tool, which include but are not limited to: (i) amounts shown on individual line items were calculated by applying our overall economic ownership interest percentage determined when applying the equity method of accounting, and may not represent our legal claim to the assets and liabilities, or the revenues and expenses; and (ii) other REITs may use different methodologies for calculating their pro rata interest. Accordingly, pro rata financial information should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP.

Phillips Edison & Company	4

FINANCIAL RESULTS
Three and Nine Months Ended September 30, 2025

Phillips Edison & Company	5

Earnings Release Unaudited

Phillips Edison & Company Reports
Third Quarter 2025 Results and
Increases Full Year Earnings Guidance

CINCINNATI - October 23, 2025 - Phillips Edison & Company, Inc. (Nasdaq: PECO) (“PECO” or the “Company”), one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers, today reported financial and operating results for the period ended September 30, 2025 and increased full year 2025 earnings guidance. For the three and nine months ended September 30, 2025, net income attributable to stockholders was $24.7 million, or $0.20 per diluted share, and $63.8 million, or $0.51 per diluted share, respectively.

Highlights for the Third Quarter and Subsequent
•Reported Nareit FFO of $89.3 million, or $0.64 per diluted share
•Reported Core FFO of $90.6 million, or $0.65 per diluted share
•The increased midpoint of full year 2025 Nareit FFO guidance represents 6.8% year-over-year growth
•The increased midpoint of full year 2025 Core FFO guidance represents 6.6% year-over-year growth
•The midpoint of full year 2025 same-center NOI guidance represents 3.35% year-over-year growth
•Reported strong leased portfolio occupancy of 97.6% and same-center leased portfolio occupancy of 97.9%
•Reported strong leased inline occupancy of 94.8% and same-center leased inline occupancy of 95.0%
•Total portfolio retention remained strong at 93.9% in the quarter
•Executed portfolio comparable renewal leases at a record-high rent spread of 23.2% and inline comparable renewal leases at a record-high rent spread of 23.4% during the quarter
•Executed portfolio comparable new leases and inline comparable new leases at a rent spread of 24.5% during the quarter
•Acquired $21.9 million in assets at PECO’s total prorated share, which included two shopping centers and two land parcels
•Sold $9.2 million in assets at PECO’s total prorated share, which included one shopping center and one land parcel
•Subsequent to quarter end, acquired $74.2 million in assets, which included two shopping centers and land for future development
•Full year 2025 gross acquisitions guidance reflects a range of $350 million to $450 million

Management Commentary
Jeff Edison, Chairman and Chief Executive Officer of PECO stated: “PECO continues to drive solid earnings growth, which is reflected in third quarter 2025 Nareit FFO and Core FFO per share growth of 6.7% and 4.8%, respectively. Retailer demand remains strong for grocery-anchored, neighborhood shopping centers, and this momentum is clear in our operating results again this quarter. We continue to capture a meaningful portion of the transaction market with $376 million of acquisitions completed to date at our share. Operating from a position of strength and stability, PECO is well-positioned to continue to deliver solid earnings growth.”

Financial Results
Net Income
Third quarter 2025 net income attributable to stockholders totaled $24.7 million, or $0.20 per diluted share, compared to net income of $11.6 million, or $0.09 per diluted share, during the third quarter of 2024.
For the nine months ended September 30, 2025, net income attributable to stockholders totaled $63.8 million, or $0.51 per diluted share, compared to net income of $44.5 million, or $0.36 per diluted share, for the same period in 2024.

Phillips Edison & Company	6

Earnings Release Unaudited
Nareit FFO
Third quarter 2025 funds from operations attributable to stockholders and operating partnership (“OP”) unit holders as defined by Nareit (“Nareit FFO”) increased 9.4% to $89.3 million, or $0.64 per diluted share, compared to $81.6 million, or $0.60 per diluted share, during the third quarter of 2024.
For the nine months ended September 30, 2025, Nareit FFO increased 10.1% to $264.3 million, or $1.90 per diluted share, compared to $240.0 million, or $1.76 per diluted share, during the same period a year ago.

Core FFO
Third quarter 2025 core funds from operations attributable to stockholders and OP unit holders (“Core FFO”) increased 7.3% to $90.6 million, or $0.65 per diluted share, compared to $84.4 million, or $0.62 per diluted share, during the third quarter of 2024.
For the nine months ended September 30, 2025, Core FFO increased 9.5% to $269.5 million, or $1.94 per diluted share, compared to $246.0 million, or $1.80 per diluted share, for the same period in 2024.

Same-Center NOI
Third quarter 2025 same-center net operating income (“NOI”) increased 3.3% to $115.5 million, compared to $111.8 million during the third quarter of 2024.
For the nine months ended September 30, 2025, same-center NOI increased 3.8% to $344.8 million, compared to $332.1 million during the same period a year ago.

Portfolio Overview
Portfolio Statistics
As of September 30, 2025, PECO’s wholly-owned portfolio consisted of 303 properties, totaling approximately 34.0 million square feet, located in 31 states. This compared to 290 properties, totaling approximately 32.9 million square feet, located in 31 states as of September 30, 2024.
Leased portfolio occupancy was 97.6% as of September 30, 2025, compared to 97.8% as of September 30, 2024. Same-center leased portfolio occupancy was 97.9% as of September 30, 2025, compared to 97.8% as of September 30, 2024.
Leased anchor occupancy was 99.2% as of September 30, 2025, compared to 99.4% as of September 30, 2024. Same-center leased anchor occupancy was 99.4% as of September 30, 2025, compared to 99.3% as of September 30, 2024.
Leased inline occupancy was 94.8% as of September 30, 2025, compared to 95.0% as of September 30, 2024. Same-center leased inline occupancy was at 95.0% as of September 30, 2025 and 2024.

Leasing Activity
During the third quarter of 2025, 270 leases were executed totaling approximately 1.7 million square feet. This compared to 268 leases executed totaling approximately 1.6 million square feet during the third quarter of 2024.
For the nine months ended September 30, 2025, 780 leases were executed totaling approximately 4.6 million square feet. This compared to 790 leases executed totaling approximately 4.6 million square feet during the same period in 2024.
During the third quarter of 2025, comparable rent spreads, which represent the percentage increase of new or renewal leases to the expiring lease of a unit that was occupied within the past twelve months, were 23.2% for renewal leases, 24.5% for new leases and 23.5% combined.
Comparable rent spreads during the nine months ended September 30, 2025 were 20.9% for renewal leases, 29.5% for new leases and 22.9% combined.

Phillips Edison & Company	7

Earnings Release Unaudited
Transaction Activity - Wholly-Owned
During the third quarter of 2025, the Company acquired $14.3 million in assets, which included one shopping center and two land parcels. The Company expects to drive value in these assets through occupancy increases and rent growth, as well as potential future development of ground-up outparcel retail spaces. During the same period, the Company sold $9.2 million in assets, which included one shopping center and one land parcel. The third quarter 2025 acquisitions consisted of:
•Shops at Butler Crossing, a 56,910 square foot shopping center located in an Atlanta, Georgia suburb.
During the nine months ended September 30, 2025, the Company acquired $280.8 million in assets, which included eleven shopping centers and two land parcels. During the same period, $34.1 million in assets were sold, which included two shopping centers and one land parcel.
Subsequent to quarter end, the Company acquired $74.2 million in assets, which included two shopping centers and land for future development. During the same period, the Company sold $9.6 million in assets, which included one shopping center. Acquisitions completed included:
•Bel Air Town Center, a 77,817 square foot shopping center located in a Baltimore, Maryland suburb.
•Surprise Lake Square, a 132,616 square foot shopping center anchored by Safeway located in a Seattle, Washington suburb.

Transaction Activity - Joint Ventures
During the third quarter of 2025, the Company acquired $7.6 million in assets at PECO’s total prorated share, which included Village at Sandhill, a grocery-anchored shopping center located in a Columbia, South Carolina suburb, through Neighborhood Grocery Catalyst Fund LLC.
During the nine months ended September 30, 2025, the Company acquired $20.9 million in assets at PECO’s total prorated share, which included three shopping centers through its joint ventures. During the same period, the Company sold $0.1 million in assets at PECO’s total prorated share, which included one outparcel, through Grocery Retail Partners I LLC.

Balance Sheet Highlights
As of September 30, 2025, the Company had approximately $977 million of total liquidity, comprised of $5.8 million of cash, cash equivalents and restricted cash, plus $970.8 million of borrowing capacity available on its $1.0 billion revolving credit facility.
As of September 30, 2025, the Company’s trailing twelve month net debt to annualized adjusted EBITDAre was 5.3x. This compared to 5.0x at December 31, 2024. As of September 30, 2025, the Company’s outstanding debt had a weighted-average interest rate of 4.4% and a weighted-average maturity of 5.4 years when including all extension options, and 95.3% of the Company’s total debt was fixed-rate debt.

Phillips Edison & Company	8

Earnings Release Unaudited
2025 Guidance
PECO increased its 2025 earnings guidance, as summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2025. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

(in thousands, except per share amounts)	Q3 2025 YTD	Updated Full Year 2025 Guidance	Previous Full Year 2025 Guidance
Net income per share	$0.51	$0.62 - $0.65	$0.61 - $0.64
Nareit FFO per share	$1.90	$2.51 - $2.55	$2.50 - $2.54
Core FFO per share	$1.94	$2.57 - $2.61	$2.55 - $2.60
Same-Center NOI growth	3.8%	3.10% - 3.60%	3.10% - 3.60%
Portfolio Activity:
Acquisitions, gross(1)	$301,647	$350,000 - $450,000	$350,000 - $450,000
Other:
Interest expense, net	$81,935	$108,000 - $116,000	$110,000 - $120,000
G&A expense	$37,760	$48,000 - $52,000	$46,000 - $51,000
Non-cash revenue items(2)	$14,118	$19,000 - $21,000	$19,000 - $21,000
Adjustments for collectibility	$4,101	$5,000 - $7,000	$4,500 - $7,500
(1)Includes the prorated portion owned through the Company’s unconsolidated joint ventures.
(2)Represents straight-line rental income and net amortization of above- and below-market leases.
The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results without unreasonable effort.
The following table provides a reconciliation of the range of the Company's 2025 estimated net income to estimated Nareit FFO and Core FFO:

(Unaudited)	Low End	High End
Net income per common share	$0.62	$0.65
Depreciation and amortization of real estate assets	1.93	1.94
Gain on disposal of property, net	(0.07)	(0.07)
Adjustments related to unconsolidated joint ventures	0.03	0.03
Nareit FFO per common share	$2.51	$2.55
Depreciation and amortization of corporate assets	0.01	0.01
Transaction costs and other	0.05	0.05
Core FFO per common share	$2.57	$2.61

Phillips Edison & Company	9

Earnings Release Unaudited
Conference Call and Webcast Details
PECO will host a conference call and webcast on Friday, October 24, 2025 at 12:00 p.m. Eastern Time to discuss third quarter 2025 results and provide further business updates. Chairman and Chief Executive Officer Jeff Edison, President Bob Myers and Chief Financial Officer John Caulfield will host the conference call and webcast. Dial-in and webcast information is below.

Third Quarter 2025 Earnings Conference Call and Webcast Details:
Date: Friday, October 24, 2025
Time: 12:00 p.m. ET
Toll-Free Dial-In Number: (800) 715-9871
International Dial-In Number: (646) 307-1963
Conference ID: 4551083
Webcast: Third Quarter 2025 Webcast Link

Replay:
An audio replay will be available approximately one hour after the conclusion of the conference call using the webcast link above. The replay will be archived on PECO’s Investor Relations website under Events & Presentations.
For more information on the Company’s financial results, please refer to the Company’s Form 10-Q for the quarter ended September 30, 2025.

Connect with PECO
For additional information, please visit https://www.phillipsedison.com/
Follow PECO on:
•X at https://x.com/PhillipsEdison
•Facebook at https://www.facebook.com/phillipsedison.co
•Instagram at https://www.instagram.com/phillips.edison/; and
•Find PECO on LinkedIn at https://www.linkedin.com/company/phillipsedison&company

About Phillips Edison & Company
Phillips Edison & Company, Inc. (“PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. Founded in 1991, PECO has generated strong results through its vertically-integrated operating platform and national footprint of well-occupied shopping centers. PECO’s centers feature a mix of national and regional retailers providing necessity-based goods and services in fundamentally strong markets throughout the United States. PECO’s top grocery anchors include Kroger, Publix, Albertsons and Ahold Delhaize. As of September 30, 2025, PECO managed 328 shopping centers, including 303 wholly-owned centers comprising 34.0 million square feet across 31 states and 25 shopping centers owned in three institutional joint ventures. PECO is focused on creating great omni-channel, grocery-anchored shopping experiences and improving communities, one neighborhood shopping center at a time.
PECO uses, and intends to continue to use, its Investors website, which can be found at https://investors.phillipsedison.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD.

Phillips Edison & Company	10

Overview of Results Unaudited, in thousands (excluding per share and per square foot amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

SUMMARY FINANCIAL RESULTS
Total revenues (page 14)	$182,669	$165,527	$538,733	$488,344
Net income attributable to stockholders (page 14)	24,685	11,602	63,778	44,543
Net income per share - basic and diluted (page 14)	$0.20	$0.09	$0.51	$0.36
Same-Center NOI (page 20)	115,478	111,782	344,806	332,104
Adjusted EBITDAre (page 18)	119,897	108,953	353,534	318,702
Nareit FFO (page 16)	89,253	81,554	264,317	239,978
Nareit FFO per share - diluted (page 16)	$0.64	$0.60	$1.90	$1.76
Core FFO (page 16)	90,557	84,410	269,539	246,049
Core FFO per share - diluted (page 16)	$0.65	$0.62	$1.94	$1.80

SUMMARY OF FINANCIAL AND OPERATING RATIOS
Same-Center NOI margin (page 20)	72.5%	72.6%	72.4%	72.2%
Same-Center NOI change (page 20)(1)	3.3%	3.2%	3.8%	2.9%

LEASING RESULTS
Comparable rent spreads - new leases (page 40)(2)	24.5%	55.0%	29.5%	37.7%
Comparable rent spreads - renewals (page 40)(2)	23.2%	19.8%	20.9%	19.0%
Portfolio retention rate (page 34)(2)	93.9%	91.9%	92.8%	89.3%

			As of September 30,
			2025	2024

OUTSTANDING STOCK AND PARTNERSHIP UNITS
Common stock outstanding			125,710	122,615
Operating Partnership (OP) units outstanding			12,713	13,637

SUMMARY PORTFOLIO STATISTICS(2)
Number of properties			303	290
GLA (page 34)			34,035	32,902
Leased occupancy (page 36)			97.6%	97.8%
Economic occupancy (page 36)			97.0%	97.3%
Leased ABR PSF (page 36)			$16.17	$15.45
Leased Anchor ABR PSF (page 36)			$10.46	$10.25
Leased Inline ABR PSF (page 36)			$26.61	$25.48
Same-Center leased occupancy (page 36)			97.9%	97.8%
Same-Center economic occupancy (page 36)			97.2%	97.3%

(1)Reflects Same-Center NOI change as initially reported for the specified period.
(2)Statistics represent the Company's wholly-owned properties.

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FINANCIAL SUMMARY
Three and Nine Months Ended September 30, 2025

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Consolidated Balance Sheets Condensed and Unaudited, in thousands (excluding per share amounts)

	September 30, 2025	December 31, 2024

ASSETS
Investment in real estate:
Land and improvements	$1,952,657	$1,867,227
Building and improvements	4,293,614	4,085,713
In-place lease assets	540,571	523,209
Above-market lease assets	77,587	76,359
Total investment in real estate assets	6,864,429	6,552,508
Accumulated depreciation and amortization	(1,928,005)	(1,771,052)
Net investment in real estate assets	4,936,424	4,781,456
Investment in unconsolidated joint ventures	36,594	31,724
Total investment in real estate assets, net	4,973,018	4,813,180
Cash and cash equivalents	4,076	4,881
Restricted cash	1,735	3,768
Goodwill	29,066	29,066
Other assets, net	246,209	195,328
Real estate investment and other assets held for sale	8,250	—
Total assets	$5,262,354	$5,046,223

LIABILITIES AND EQUITY
Liabilities:
Debt obligations, net	$2,385,326	$2,109,543
Below-market lease liabilities, net	117,316	116,096
Accounts payable and other liabilities	156,805	163,692
Deferred income	22,722	22,907
Liabilities of real estate investment held for sale	461	—
Total liabilities	2,682,630	2,412,238
Equity:
Preferred stock, $0.01 par value per share, 10,000 shares authorized, zero shares issued and outstanding at September 30, 2025 and December 31, 2024	—	—
Common stock, $0.01 par value per share, 1,000,000 shares authorized, 125,710 and 125,120 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	1,257	1,251
Additional paid-in capital	3,661,270	3,646,801
Accumulated other comprehensive income	980	4,305
Accumulated deficit	(1,385,714)	(1,332,435)
Total stockholders’ equity	2,277,793	2,319,922
Noncontrolling interests	301,931	314,063
Total equity	2,579,724	2,633,985
Total liabilities and equity	$5,262,354	$5,046,223

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Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

REVENUES
Rental income	$178,293	$161,780	$525,943	$478,134
Fees and management income	3,274	2,856	9,373	7,943
Other property income	1,102	891	3,417	2,267
Total revenues	182,669	165,527	538,733	488,344

OPERATING EXPENSES
Property operating	30,197	27,528	89,455	81,461
Real estate taxes	22,226	19,569	64,584	57,897
General and administrative	12,752	11,114	37,760	34,060
Depreciation and amortization	65,603	68,328	202,080	189,706
Total operating expenses	130,778	126,539	393,879	363,124

OTHER
Interest expense, net	(28,544)	(24,998)	(81,935)	(71,954)
Gain (loss) on disposal of property, net	4,255	(19)	9,798	(34)
Other expense, net	(374)	(1,068)	(2,344)	(3,717)
Net income	27,228	12,903	70,373	49,515
Net income attributable to noncontrolling interests	(2,543)	(1,301)	(6,595)	(4,972)
Net income attributable to stockholders	$24,685	$11,602	$63,778	$44,543

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.20	$0.09	$0.51	$0.36

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Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024

REVENUES
Rental income	$178,293	$173,467	$174,183	$169,455	$161,780
Fees and management income	3,274	3,316	2,783	2,788	2,856
Other property income	1,102	970	1,345	805	891
Total revenues	182,669	177,753	178,311	173,048	165,527

OPERATING EXPENSES
Property operating	30,197	29,322	29,936	31,172	27,528
Real estate taxes	22,226	21,279	21,079	19,787	19,569
General and administrative	12,752	12,922	12,086	11,551	11,114
Depreciation and amortization	65,603	71,203	65,274	63,310	68,328
Total operating expenses	130,778	134,726	128,375	125,820	126,539

OTHER
Interest expense, net	(28,544)	(27,719)	(25,672)	(25,036)	(24,998)
Gain (loss) on disposal of property, net	4,255	(66)	5,609	4	(19)
Other expense, net	(374)	(990)	(980)	(2,015)	(1,068)
Net income	27,228	14,252	28,893	20,181	12,903
Net income attributable to noncontrolling interests	(2,543)	(1,468)	(2,584)	(2,039)	(1,301)
Net income attributable to stockholders	$24,685	$12,784	$26,309	$18,142	$11,602

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.20	$0.10	$0.21	$0.15	$0.09

Phillips Edison & Company	15

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$27,228	$12,903	$70,373	$49,515
Adjustments:
Depreciation and amortization of real estate assets	65,205	67,887	200,908	188,374
(Gain) loss on disposal of property, net	(4,255)	19	(9,798)	34
Adjustments related to unconsolidated joint ventures	1,075	745	2,834	2,055
Nareit FFO attributable to stockholders and OP unit holders	$89,253	$81,554	$264,317	$239,978

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$89,253	$81,554	$264,317	$239,978
Adjustments:
Depreciation and amortization of corporate assets	398	441	1,172	1,332
Transaction and acquisition expenses	893	1,181	4,004	3,501
Loss on extinguishment or modification of debt and other, net	—	1,231	1	1,230
Adjustments related to unconsolidated joint ventures	13	3	45	8
Core FFO attributable to stockholders and OP unit holders	$90,557	$84,410	$269,539	$246,049

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$90,557	$84,410	$269,539	$246,049
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(5,224)	(4,016)	(14,493)	(11,694)
Non-cash debt adjustments	1,823	2,133	5,451	6,019
Capital expenditures and leasing commissions(1)	(16,142)	(14,835)	(47,936)	(39,430)
Non-cash share-based compensation expense	3,171	2,795	9,044	7,616
Adjustments related to unconsolidated joint ventures	(476)	(235)	(985)	(520)
Adjusted FFO attributable to stockholders and OP unit holders	$73,709	$70,252	$220,620	$208,040

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	138,860	136,578	138,927	136,458
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.64	$0.60	$1.90	$1.76
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.65	$0.62	$1.94	$1.80
(1)Excludes development and redevelopment projects.

Phillips Edison & Company	16

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$27,228	$14,252	$28,893	$20,181	$12,903
Adjustments:
Depreciation and amortization of real estate assets	65,205	70,806	64,897	62,876	67,887
(Gain) loss on disposal of property, net	(4,255)	66	(5,609)	(4)	19
Adjustments related to unconsolidated joint ventures	1,075	892	867	740	745
Nareit FFO attributable to stockholders and OP unit holders	$89,253	$86,016	$89,048	$83,793	$81,554

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$89,253	$86,016	$89,048	$83,793	$81,554
Adjustments:
Depreciation and amortization of corporate assets	398	397	377	434	441
Transaction and acquisition expenses	893	1,789	1,322	1,492	1,181
Loss on extinguishment or modification of debt and other, net	—	—	1	60	1,231
Adjustments related to unconsolidated joint ventures	13	7	25	5	3
Core FFO attributable to stockholders and OP unit holders	$90,557	$88,209	$90,773	$85,784	$84,410

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$90,557	$88,209	$90,773	$85,784	$84,410
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(5,224)	(4,524)	(4,745)	(5,043)	(4,016)
Non-cash debt adjustments	1,823	1,734	1,894	1,645	2,133
Capital expenditures and leasing commissions(1)	(16,142)	(16,310)	(15,484)	(19,661)	(14,835)
Non-cash share-based compensation expense	3,171	3,172	2,701	2,777	2,795
Adjustments related to unconsolidated joint ventures	(476)	(327)	(182)	(350)	(235)
Adjusted FFO attributable to stockholders and OP unit holders	$73,709	$71,954	$74,957	$65,152	$70,252

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	138,860	138,910	138,640	137,437	136,578
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.64	$0.62	$0.64	$0.61	$0.60
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.65	$0.64	$0.65	$0.62	$0.62
(1)Excludes development and redevelopment projects.

Phillips Edison & Company	17

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

CALCULATION OF EBITDAre
Net income	$27,228	$12,903	$70,373	$49,515
Adjustments:
Depreciation and amortization	65,603	68,328	202,080	189,706
Interest expense, net	28,544	24,998	81,935	71,954
(Gain) loss on disposal of property, net	(4,255)	19	(9,798)	34
Federal, state, and local tax expense	219	446	599	1,047
Adjustments related to unconsolidated joint ventures	1,652	1,075	4,296	2,937
EBITDAre	$118,991	$107,769	$349,485	$315,193

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$118,991	$107,769	$349,485	$315,193
Adjustments:
Transaction and acquisition expenses	893	1,181	4,004	3,501
Adjustments related to unconsolidated joint ventures	13	3	45	8
Adjusted EBITDAre	$119,897	$108,953	$353,534	$318,702

Phillips Edison & Company	18

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024

CALCULATION OF EBITDAre
Net income	$27,228	$14,252	$28,893	$20,181	$12,903
Adjustments:
Depreciation and amortization	65,603	71,203	65,274	63,310	68,328
Interest expense, net	28,544	27,719	25,672	25,036	24,998
(Gain) loss on disposal of property, net	(4,255)	66	(5,609)	(4)	19
Federal, state, and local tax expense	219	234	146	774	446
Adjustments related to unconsolidated joint ventures	1,652	1,366	1,278	1,088	1,075
EBITDAre	$118,991	$114,840	$115,654	$110,385	$107,769

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$118,991	$114,840	$115,654	$110,385	$107,769
Adjustments:
Transaction and acquisition expenses	893	1,789	1,322	1,492	1,181
Adjustments related to unconsolidated joint ventures	13	7	25	5	3
Adjusted EBITDAre	$119,897	$116,636	$117,001	$111,882	$108,953

Phillips Edison & Company	19

Same-Center Net Operating Income Unaudited, in thousands

	Three Months Ended September 30,		Favorable (Unfavorable) % Change	Nine Months Ended September 30,		Favorable (Unfavorable) % Change
	2025	2024		2025	2024
SAME-CENTER NOI(1)
Revenues:
Rental income(2)	$120,982	$117,679		$361,630	$351,128
Tenant recovery income	38,619	37,123		115,582	110,651
Reserves for uncollectibility(3)	(1,144)	(1,514)		(3,494)	(3,949)
Other property income	896	768		2,711	2,130
Total revenues	159,353	154,056	3.4%	476,429	459,960	3.6%
Operating expenses:
Property operating expenses	23,779	23,172		72,680	70,703
Real estate taxes	20,096	19,102		58,943	57,153
Total operating expenses	43,875	42,274	(3.8)%	131,623	127,856	(2.9)%
Total Same-Center NOI	$115,478	$111,782	3.3%	$344,806	$332,104	3.8%

Same-Center NOI margin	72.5%	72.6%		72.4%	72.2%

(1)Same-Center NOI represents the NOI for the 279 properties that were wholly-owned and operational for the entirety of both calendar year periods being compared.
(2)Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income.
(3)Includes billings that will not be recognized as revenue until cash is collected or the Neighbor resumes regular payments and/or the Company deems it appropriate to resume recording revenue on an accrual basis, rather than on a cash basis.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
RECONCILIATION OF NET INCOME TO NOI AND SAME-CENTER NOI
Net income	$27,228	$12,903	$70,373	$49,515
Adjusted to exclude:
Fees and management income	(3,274)	(2,856)	(9,373)	(7,943)
Straight-line rental income(1)	(2,899)	(2,148)	(7,853)	(6,585)
Net amortization of above- and below-market leases	(2,204)	(1,743)	(6,276)	(4,732)
Lease buyout income	(144)	(393)	(2,062)	(844)
General and administrative expenses	12,752	11,114	37,760	34,060
Depreciation and amortization	65,603	68,328	202,080	189,706
Interest expense, net	28,544	24,998	81,935	71,954
(Gain) loss on disposal of property, net	(4,255)	19	(9,798)	34
Other expense, net	374	1,068	2,344	3,717
Property operating expenses related to fees and management income	989	983	2,892	2,328
NOI for real estate investments	122,714	112,273	362,022	331,210
Less: Non-same-center NOI(2)	(7,236)	(491)	(17,216)	894
Total Same-Center NOI	$115,478	$111,782	$344,806	$332,104
(1)Includes straight-line rent adjustments for Neighbors for whom revenue is being recorded on a cash basis.
(2)Includes operating revenues and expenses from non-same-center properties, which includes properties acquired or sold, and corporate activities.

Phillips Edison & Company	20

Joint Venture Portfolio and Financial Summary Unaudited, dollars and square feet in thousands

UNCONSOLIDATED JOINT VENTURE PORTFOLIO SUMMARY

		As of September 30, 2025
Joint Venture	Investment Partner	Ownership Percentage	Number of Shopping Centers	ABR	GLA
Grocery Retail Partners I LLC (“GRP I”)	The Northwestern Mutual Life Insurance Company	14%	20	$32,951	2,214
Necessity Retail Venture LLC (“NRV”)	Cohen & Steers Income Opportunities REIT, Inc.	20%	2	6,105	263
Neighborhood Grocery Catalyst Fund LLC (“NGCF”)	LS BDC Holdings, LLC, a subsidiary of Lafayette Square USA, Inc. & The Northwestern Mutual Life Insurance Company	31%	3	4,265	225

UNCONSOLIDATED JOINT VENTURE FINANCIAL SUMMARY

	As of September 30, 2025
	GRP I	NRP(1)	NRV	NGCF
Total assets	$345,925	$467	$87,883	$59,660
Gross debt	173,770	—	47,460	31,846
Pro rata share of debt	24,322	—	9,492	9,952

	Nine Months Ended September 30, 2025
	GRP I	NRP(1)	NRV	NGCF
Pro rata share of Nareit FFO(2)	$2,336	$(2)	$352	$317
Pro rata share of Same-Center NOI(2)	3,199	—	—	—
Pro rata share of NOI(2)	3,199	—	716	537
(1)In 2022, the final property in the NRP joint venture was sold, and the outstanding debt balance was repaid. PECO's ownership percentage of the joint venture is 20%.
(2)PECO's shares of the Company's unconsolidated joint ventures' Nareit FFO and NOI results are all calculated based upon the respective ownership percentages presented in the Unconsolidated Joint Venture Portfolio Summary table above.

Phillips Edison & Company	21

Supplemental Balance Sheets Detail Unaudited, in thousands

	September 30, 2025	December 31, 2024

OTHER ASSETS, NET
Deferred leasing commissions and costs	$59,500	$55,266
Deferred financing expenses(1)	16,308	9,037
Office equipment, capital lease assets, and other	29,149	26,557
Corporate intangible assets	6,703	6,703
Total depreciable and amortizable assets	111,660	97,563
Accumulated depreciation and amortization	(57,948)	(53,330)
Net depreciable and amortizable assets	53,712	44,233
Accounts receivable, net(2)	52,723	46,099
Accounts receivable - affiliates	1,371	1,310
Secured loan receivable	17,395	—
Deferred rent receivable, net(3)	79,417	71,954
Derivative assets	856	4,510
Prepaid expenses and other	17,684	13,071
Investment in third parties	6,807	6,731
Investment in marketable securities	16,244	7,420
Total other assets, net	$246,209	$195,328

ACCOUNTS PAYABLE AND OTHER LIABILITIES
Accounts payable trade and other accruals	$39,309	$40,068
Accrued real estate taxes	50,099	34,909
Security deposits	18,781	17,593
Distribution accrual	1,409	15,615
Accrued compensation	13,308	14,167
Accrued interest	20,931	23,893
Capital expenditure accrual	12,055	15,934
Accrued income taxes and deferred tax liabilities, net	913	1,513
Total accounts payable and other liabilities	$156,805	$163,692
(1)Deferred financing expenses per the above table are related to the Company's revolving credit facility, and as such we have elected to classify them as an asset rather than as a contra-liability.
(2)Net of $3.5 million and $2.2 million of general reserves for uncollectible amounts as of September 30, 2025 and December 31, 2024, respectively. Receivables that were removed for Neighbors considered to be non-creditworthy were $6.5 million and $6.8 million as of September 30, 2025 and December 31, 2024, respectively.
(3)Net of $3.9 million and $4.4 million of receivables removed as of September 30, 2025 and December 31, 2024, respectively, related to straight-line rent for Neighbors previously or currently considered to be non-creditworthy.

Phillips Edison & Company	22

Supplemental Statements of Operations Detail Unaudited, in thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

REVENUES
Rental income(1)	$131,464	$121,156	$387,478	$357,602
Recovery income(1)	43,227	38,235	127,085	113,332
Straight-line rent amortization	2,732	1,893	7,263	5,718
Amortization of lease assets	2,154	1,729	6,156	4,688
Lease buyout income	144	393	2,062	844
Adjustments for collectibility(2)(3)	(1,428)	(1,626)	(4,101)	(4,050)
Fees and management income	3,274	2,856	9,373	7,943
Other property income	1,102	891	3,417	2,267
Total revenues	$182,669	$165,527	$538,733	$488,344
(1)Includes income related to lease payments before assessing for collectibility.
(2)Includes revenue adjustments for non-creditworthy Neighbors.
(3)Contains general reserves but excludes reserves for straight-line rent amortization; includes recovery of previous revenue reserved.

INTEREST EXPENSE, NET
Interest on senior notes	$15,798	$8,212	$39,163	$15,520
Interest on unsecured term loans, net	6,701	7,796	19,918	29,280
Interest on secured debt	3,644	4,252	11,275	13,252
Interest on revolving credit facility, net	468	1,255	5,770	6,302
Non-cash amortization and other(1)	1,933	2,252	5,808	6,370
Loss on extinguishment or modification of debt and other, net	—	1,231	1	1,230
Total interest expense, net	$28,544	$24,998	$81,935	$71,954
(1)Amortization of debt-related items includes items such as deferred financing expenses, assumed market debt, and derivative adjustments, net.

OTHER EXPENSE, NET
Transaction and acquisition expenses	$(893)	$(1,181)	$(4,004)	$(3,501)
Federal, state, and local income tax expense	(219)	(446)	(599)	(1,047)
Equity in net (loss) income of unconsolidated investments	(48)	(10)	242	(7)
Other income	786	569	2,017	838
Total other expense, net	$(374)	$(1,068)	$(2,344)	$(3,717)

Phillips Edison & Company	23

Capital Expenditures Unaudited, in thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

CAPITAL EXPENDITURES FOR REAL ESTATE(1)(2)
Capital improvements	$7,008	$7,185	$17,012	$11,833
Tenant improvements	6,953	5,376	22,653	18,723
Development and redevelopment	19,816	10,834	49,614	18,182
Total capital expenditures for real estate	$33,777	$23,395	$89,279	$48,738
Corporate asset capital expenditures	202	177	1,001	690
Capitalized indirect costs(3)	1,846	810	4,779	3,052
Total capital spending activity	$35,825	$24,382	$95,059	$52,480

Cash paid for leasing commissions	$2,175	$2,714	$7,603	$8,964
(1)Includes landlord work.
(2)Amounts reported are net of insurance proceeds for property damage claims for all periods presented.
(3)Amount includes internal salaries and related benefits of personnel who work directly on capital projects as well as capitalized interest expense.

Phillips Edison & Company	24

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)

GROUND UP EXPANSION DEVELOPMENT
College Plaza	Normal, IL	Construction of 2K SF outparcel 100% leased with Dave's Hot Chicken	Q4-2025	$1,066	$199	$1,265
Shoppes of Lake Village	Leesburg, FL	Ground lease for 7 Brew	Q4-2025	342	10	352
Suntree Square	Southlake, TX	Fuel pad 100% leased with Tom Thumb Fuel	Q4-2025	235	90	325
Southwest Marketplace	Las Vegas, NV	Construction of a 42K SF anchor 100% leased with EoS Fitness	Q4-2025	6,944	665	7,608
Bartow Marketplace	Cartersville, GA	Ground lease with Mavis Tire & Brakes	Q2-2026	301	29	330
Shaw's Plaza Easton	Easton, MA	Construction of 2K SF outparcel 100% leased with Chipotle	Q3-2026	1,537	712	2,248
Contra Loma Plaza	Antioch, CA	Construction of 2K SF outparcel 100% leased with Starbucks	Q4-2026	402	2,192	2,593
Murphy Marketplace	Murphy, TX	Construction of 63K retail space 71% leased with Burlington and Nordstrom Rack	Q4-2027	815	14,813	15,628

Total: Ground Up				$11,642	$18,710	$30,349	7%-10%

Phillips Edison & Company	25

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)
REDEVELOPMENT
Cureton Town Center	Waxhaw, NC	Harris Teeter grocer expansion	Q4-2025	$284	$760	$1,044
Town & Country Village	Sacramento, CA	Anchor redevelopment 100% leased with Bob's Discount Furniture	Q4-2025	380	1,053	1,433
Mayfair Village	Hurst, TX	Anchor redevelopment 100% leased with Up and Air Trampoline and Adventure Park	Q4-2025	90	790	880
Apache Shoppes	Rochester, MN	Anchor redevelopment 100% leased with Sierra	Q4-2025	2,037	759	2,796
The Village Shopping Center	Mooresville, IN	Anchor redevelopment 100% leased with Goodwill	Q4-2025	80	961	1,041
Kirkwood Market Place	Houston, TX	Anchor redevelopment 100% leased with Crunch Fitness	Q1-2026	1,735	697	2,432
College Plaza	Normal, IL	Anchor redevelopment 100% leased with Daiso and Boot Barn Western and Work Wear	Q2-2026	1,356	1,211	2,567
Publix at Seven Hills	Spring Hill, FL	Demolish and rebuild Publix	Q2-2026	8,051	984	9,035
Savoy Plaza	Savoy, IL	Anchor redevelopment 100% leased with Planet Fitness	Q2-2026	97	920	1,017
Laguna 99 Plaza	Elk Grove, CA	Anchor redevelopment 100% leased with Planet Fitness	Q2-2026	549	755	1,305
Riverpark Shopping Center	Sugar Land, TX	Anchor redevelopment 100% leased with Ace Pickleball Club and Dave & Buster's	Q3-2026	1,140	4,356	5,496
Murphy Marketplace	Murphy, TX	Anchor redevelopment 100% leased with EoS Fitness	Q3-2026	1,035	3,285	4,320
Island Walk Shopping Center	Fernandina Beach, FL	Demolish and rebuild Publix plus additional leasing with Hallmark	Q3-2026	3,736	7,536	11,272
The Oaks	Hudson, FL	Grocery anchor redevelopment 100% leased with MD Oriental Market	Q4-2026	243	750	993

Total: Redevelopment				$20,813	$24,817	$45,631	11%-20%
Active Projects Total				$32,455	$43,527	$75,980	9%-12%
2025 STABILIZED PROJECTS	14					$37,457	11%
(1)The timing of the Company's projects and the targeted stabilization quarter may be impacted by factors outside of the Company's control.
(2)Project yield ranges are weighted averages.

Phillips Edison & Company	26

Capitalization and Debt Ratios Unaudited, in thousands (excluding per share amounts and leverage ratios)

	September 30, 2025	December 31, 2024

EQUITY CAPITALIZATION
Common stock outstanding	125,710	125,120
OP units outstanding	12,713	13,035
Total shares and units outstanding	138,423	138,155
Share price	$34.33	$37.46
Total equity market capitalization	$4,752,062	$5,175,286

DEBT
Debt obligations, net	$2,385,326	$2,109,543
Add: Discount on notes payable	24,391	22,211
Add: Market debt adjustments, net	(289)	(84)
Add: Deferred financing expenses, net	4,225	5,666
Total debt - gross	2,413,653	2,137,336
Less: Cash and cash equivalents	4,076	4,881
Total net debt - consolidated	2,409,577	2,132,455
Add: Prorated share from unconsolidated joint ventures	42,119	28,401
Total net debt	$2,451,696	$2,160,856

ENTERPRISE VALUE
Total net debt	$2,451,696	$2,160,856
Total equity market capitalization	4,752,062	5,175,286
Total enterprise value	$7,203,758	$7,336,142

FINANCIAL LEVERAGE RATIOS
Net debt to Adjusted EBITDAre - annualized:
Net debt	$2,451,696	$2,160,856
Adjusted EBITDAre (trailing twelve month period)	465,416	430,584
Net debt to Adjusted EBITDAre - annualized	5.3x	5.0x

Net debt to Adjusted EBITDAre - current quarter annualized:
Net debt	$2,451,696	$2,160,856
Adjusted EBITDAre (current quarter annualized)	479,588	447,528
Net debt to Adjusted EBITDAre - current quarter annualized	5.1x	4.8x

Net debt to total enterprise value:
Net debt	$2,451,696	$2,160,856
Total enterprise value	7,203,758	7,336,142
Net debt to total enterprise value	34.0%	29.5%

Phillips Edison & Company	27

Summary of Outstanding Debt Unaudited, dollars in thousands

	Outstanding Balance	Contractual Interest Rate	Maturity Date	Percent of Total Indebtedness

SECURED DEBT
Individual property mortgages(1)	$30,377	3.45% - 6.15%	2027 - 2031	1%
Secured pool due 2027 (15 assets)	195,000	3.52%	2027	8%
Secured pool due 2030 (14 assets)	200,000	3.35%	2030	8%
Total secured debt	$425,377			18%

UNSECURED DEBT
Term loan due 2026(2)	$161,750	SOFR + 1.10%	2026	7%
Term loan due 2026(3)	100,000	SOFR + 1.04%	2026	4%
Term loan due 2027	158,000	SOFR + 1.10%	2027	7%
Term loan due 2027	165,000	SOFR + 1.10%	2027	7%
Revolving credit facility(2)	3,000	SOFR + 0.78%	2029	—%
Senior unsecured notes due November 2031	350,000	2.63%	2031	15%
Senior unsecured notes due August 2032	350,000	5.25%	2032	15%
Senior unsecured notes due July 2034	350,000	5.75%	2034	15%
Senior unsecured notes due January 2035	350,000	4.95%	2035	15%
Total unsecured debt	$1,987,750			82%

Finance leases, net	526

Total debt obligations	$2,413,653

Assumed market debt adjustments, net	$289
Discount on notes payable	(24,391)
Deferred financing expenses, net	(4,225)
Debt obligations, net	$2,385,326

	Notional Amount	Fixed Rate

INTEREST RATE SWAPS
Interest rate swap expiring November 2025	$125,000	2.84%
Interest rate swap expiring December 2025	150,000	3.45%
Interest rate swap expiring September 2026	200,000	3.36%
Total notional amount	$475,000
(1) No individual property mortgages were repaid during the quarter ended September 30, 2025.
(2) Excludes the impact of options to extend debt maturities. The revolving line of credit has two six-month extension options with an outside date of 2030 and the unsecured term loan has two one-year options with an outside date of 2028.
(3) Reflects a one basis point reduction due to the achievement of certain sustainability metric targets.

Phillips Edison & Company	28

Debt Overview and Schedule of Maturities Unaudited, dollars in thousands

	Secured Debt			Unsecured Debt(2)
Maturity Year	Scheduled Mortgage Principal Payments	Mortgage Loans	Secured Portfolio Loans	Unsecured Term Loans	Senior Unsecured Notes	Revolving Line of Credit	Total Consolidated Debt	Pro Rata Share of JV Debt	Total Debt	Weighted-Average Interest Rate(1)(2)
2025	$458	$—	$—	$—	$—	$—	$458	$—	$458	—%
2026	1,908	—	—	100,000	—	—	101,908	24,322	126,230	3.8%
2027	1,905	3,690	195,000	323,000	—	—	523,595	—	523,595	4.1%
2028	767	16,600	—	161,750	—	—	179,117	—	179,117	5.0%
2029	805	—	—	—	—	—	805	—	805	—%
2030	844	—	200,000	—	—	3,000	203,844	—	203,844	3.4%
2031	560	2,840	—	—	350,000	—	353,400	—	353,400	2.7%
2032	—	—	—	—	350,000	—	350,000	14,812	364,812	5.3%
2033	—	—	—	—	—	—	—	—	—	—%
2034	—	—	—	—	350,000	—	350,000	4,632	354,632	5.8%
2035	—	—	—	—	350,000	—	350,000	—	350,000	5.0%
Net debt market adjustments / discounts / issuance costs	—	—	—	—	—	—	(28,327)	(431)	(28,758)	N/A
Finance leases	—	—	—	—	—	—	526	—	526	N/A
Total	$7,247	$23,130	$395,000	$584,750	$1,400,000	$3,000	$2,385,326	$43,335	$2,428,661	4.4%

			Weighted-Average
	Total Debt	Percent of Total Indebtedness	Effective Interest Rate(1)	Years to Maturity(2)
Fixed rate debt	$2,300,377	93.6%	4.4%	6.7
Variable rate debt	112,750	4.6%	5.2%	1.5
Net debt market adjustments / discounts / issuance costs	(28,327)	N/A	N/A	N/A
Finance leases	526	N/A	N/A	N/A
Total consolidated debt	$2,385,326	98.2%	4.4%	5.4
Pro rata share of JV Debt	43,766	1.8%	4.6%	3.8
Net debt market adjustments / discounts / issuance costs of JV Debt	(431)	N/A	N/A	N/A
Total consolidated + JV debt	$2,428,661	100.0%	4.4%	5.4
(1)Includes the impact of $475 million of interest rate swaps with a weighted-average SOFR swap rate of 3.3%; see detail on previous page.
(2)Includes the impact of options to extend debt maturities. The revolving line of credit has two six month extension options with an outside date of 2030 and the $161.8 million unsecured term loan has two one year options with an outside date of 2028.

Phillips Edison & Company	29

Debt Covenants Unaudited, dollars in thousands

UNSECURED TERM LOANS DUE 2026 AND 2027 AND CREDIT FACILITY DUE 2029
	Covenant	September 30, 2025
LEVERAGE RATIO
Total Indebtedness		$2,484,201
Total Asset Value		$7,830,382
Leverage Ratio	=<60%	31.7%

SECURED LEVERAGE RATIO
Total Secured Indebtedness		$469,669
Total Asset Value		$7,830,382
Secured Leverage Ratio	=<35%	6.0%

FIXED CHARGE COVERAGE RATIO
Adjusted EBITDA		$438,816
Total Fixed Charges		$106,043
Fixed Charge Coverage Ratio	=>1.5x	4.14x

MAXIMUM UNSECURED INDEBTEDNESS TO UNENCUMBERED ASSET VALUE
Total Unsecured Indebtedness		$2,015,387
Unencumbered Asset Value		$6,606,826
Unsecured Indebtedness to Unencumbered Asset Value	=<60%	30.5%

MINIMUM UNENCUMBERED NOI TO INTEREST EXPENSE
Unencumbered NOI		$418,358
Interest Expense for Unsecured Indebtedness		$86,543
Unencumbered NOI to Interest Expense	>=1.75x	4.83x

DIVIDEND PAYOUT RATIO
Distributions		$171,898
Funds From Operations		$352,333
Dividend Payout Ratio	<95%	48.8%

SENIOR UNSECURED NOTES DUE 2031, 2032, 2034, AND 2035
	Covenant	September 30, 2025
AGGREGATE DEBT TEST
Total Indebtedness		$2,439,881
Total Asset Value		$6,826,188
Aggregate Debt Test	=<65%	35.7%

SECURED DEBT TEST
Total Secured Indebtedness		$425,903
Total Asset Value		$6,826,188
Secured Debt Test	=<40%	6.2%

DEBT SERVICE TEST
Consolidated EBITDA		$461,433
Annual Debt Service Charge		$101,934
Debt Service Test	=>1.5x	4.53x

MAINTENANCE OF TOTAL UNENCUMBERED ASSETS
Unencumbered Asset Value		$5,931,717
Total Unsecured Indebtedness		$2,013,979
Maintenance of Total Unencumbered Assets	=>150%	295%

Note: Calculations are per covenant definitions as set forth in the applicable debt agreements.

Phillips Edison & Company	30

TRANSACTIONAL SUMMARY
Nine Months Ended September 30, 2025

Phillips Edison & Company	31

Acquisition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Contract Price	Leased Occupancy at Acquisition	Grocery Anchor	% of PECO Share
1/17/2025	Oak Grove Shoppes(1)	Altamonte Springs, FL	142,257	$8,020	90.8%	Publix	20%
2/6/2025	Irmo Station	Irmo, SC	99,440	19,050	95.6%	Kroger	100%
2/26/2025	Market at Cross Creek Ranch	Fulshear, TX	59,803	32,125	100.0%	H-E-B*	100%
3/7/2025	Foothill Park Plaza	Monrovia, CA	43,618	31,250	87.8%	Vons*	100%
3/18/2025	Broomfield Marketplace	Broomfield, CO	114,800	19,000	86.1%	King Soopers	100%
3/28/2025	Westgate North Shopping Center	Tacoma, WA	74,818	37,000	93.3%	Safeway*	100%
4/8/2025	Clayton Station	Clayton, CA	66,724	27,750	93.6%	Safeway*	100%
5/5/2025	Oak Creek Center	Lewis Center, OH	104,124	19,625	84.4%	N/A	100%
5/8/2025	New Bern Plaza(2)	Raleigh, NC	58,745	5,234	94.5%	Walmart*	31%
5/13/2025	Cross Creek Centre	Boynton Beach, FL	37,192	16,350	97.5%	N/A	100%
5/30/2025	Westgate Shopping Center	Fairview Park, OH	216,822	51,500	98.1%	Target*	100%
6/4/2025	Hampton Pointe	Hillsborough, NC	38,133	12,795	100.0%	Walmart*	100%
7/2/2025	Village at Sandhill(2)	Columbia, SC	117,257	7,609	95.8%	Lowes Foods	31%
7/11/2025	Golden Eagle Development Land	Clermont, FL	N/A	10	N/A	N/A	100%
7/29/2025	Shops at Butler Crossing	Kennesaw, GA	56,910	13,850	94.4%	N/A	100%
7/29/2025	Murray Development Land	Columbia, SC	N/A	479	N/A	N/A	100%
Total acquisitions			1,230,643	$301,647

Weighted-average cap rate		6.7%

*Retailer is not part of the owned property.
(1) Acquisition through the Company's Necessity Retail Venture LLC joint venture. Shown at PECO 20% share.
(2) Acquisition through the Company's Neighborhood Grocery Catalyst Fund LLC joint venture. Shown at PECO 31% share.

Date	Property Name	Location	Total GLA	Sale Price	Leased Occupancy at Disposition	Grocery Anchor	% of PECO Share
1/24/2025	Pavilions at San Mateo	Albuquerque, NM	148,749	$24,850	94.4%	Walmart Neighborhood Market	100%
5/14/2025	Harrison Pointe Development Land(1)	Cary, NC	N/A	91	N/A	N/A	14%
8/13/2025	Monfort Heights	Cincinnati, OH	54,920	8,030	100.0%	Kroger	100%
8/15/2025	Plaza of the Oaks Development Land	Hudson, FL	N/A	1,200	N/A	N/A	100%
Total dispositions			203,669	$34,171

Weighted-average cap rate		7.4%

(1) Disposition through the Company's Grocery Retail Partners I LLC. Shown at PECO 14% share.

Phillips Edison & Company	32

PORTFOLIO SUMMARY
Quarter Ended September 30, 2025

Phillips Edison & Company	33

Wholly-Owned Portfolio Summary Unaudited, dollars and square feet in thousands (excluding per square foot amounts)

As of September 30, 2025

PORTFOLIO OVERVIEW:
Number of shopping centers	303
Number of states	31
Total GLA	34,035
Average shopping center GLA	112
Total ABR	$537,067
Total ABR from necessity-based goods and services(1)	70.2%
Percent of ABR from non-grocery anchors	13.5%
Percent of ABR from inline spaces	57.8%
GROCERY METRICS:
Percent of ABR from omni-channel grocery-anchored shopping centers	95.1%
Percent of ABR from grocery anchors(1)	28.7%
Percent of occupied GLA leased to grocery Neighbors	45.0%
Grocer health ratio(2)	2.4%
Percent of ABR from centers with grocery anchors that are #1 or #2 by sales	83.9%
Average annual sales per square foot of reporting grocers	$746
LEASED OCCUPANCY AS A PERCENTAGE OF RENTABLE SQUARE FEET:
Total portfolio	97.6%
Anchor spaces	99.2%
Inline spaces	94.8%
AVERAGE REMAINING LEASE TERM (IN YEARS):(3)
Total portfolio	4.5
Grocery anchor spaces	4.6
Non-grocery anchor spaces	5.3
Inline spaces	3.9
PORTFOLIO RETENTION RATE:(4)
Total portfolio	93.9%
Anchor spaces	100.0%
Inline spaces	82.8%
AVERAGE ABR PER SQUARE FOOT:
Total portfolio	$16.17
Anchor spaces	$10.46
Inline spaces	$26.61

(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Based on the most recently reported sales data available.
(3)The average remaining lease term in years is as of September 30, 2025. Including future options to extend the term of the lease, the average remaining lease term in years for the Company's total portfolio, grocery anchors, non-grocery anchors and inline spaces is 19.6, 30.9, 15.2, and 7.8, respectively.
(4)For the three months ended September 30, 2025.

Phillips Edison & Company	34

ABR by Neighbor Category Unaudited

As of September 30, 2025
% ABR(1)
NECESSITY RETAIL AND SERVICES
Grocery	28.7%
Quick service - restaurant	12.1%
Medical	8.5%
Beauty & hair care	5.4%
Banks, insurance, and government services	3.5%
Pet supply	2.1%
Education & training	1.7%
Dollar stores	1.6%
Hardware/automotive	1.5%
Wine, beer, & liquor	1.4%
Telecommunications/cell phone services	1.3%
Pharmacy	0.7%
Other necessity-based	1.7%
Total ABR from Necessity-based goods and services	70.2%

OTHER RETAIL STORES
Full service - restaurant	7.9%
Soft goods(2)	7.7%
Fitness and lifestyle services(3)	5.6%
Home	2.8%
Off-price apparel	1.9%
Other retail(4)	3.9%
Total ABR from other retail stores	29.8%
Total ABR	100.0%

(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Includes ABR contribution of 2% from apparel/shoes/accessories and department store Neighbors.
(3)Includes ABR contribution of 4% from fitness Neighbors.
(4)Includes ABR contribution of 1% from entertainment Neighbors.

Phillips Edison & Company	35

Wholly-Owned Occupancy and ABR Unaudited

	Quarter Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024

OCCUPANCY
Leased Basis
Anchor	99.2%	98.9%	98.4%	99.1%	99.4%
Inline	94.8%	94.8%	94.6%	95.0%	95.0%
Total leased occupancy	97.6%	97.4%	97.1%	97.7%	97.8%

Economic Basis
Anchor	98.5%	98.0%	97.6%	98.1%	99.0%
Inline	94.3%	94.1%	94.1%	94.2%	94.1%
Total economic occupancy	97.0%	96.6%	96.4%	96.7%	97.3%

ABR
Leased Basis - $
Anchor	$224,492	$222,464	$220,874	$221,627	$217,232
Inline	312,575	309,080	297,241	288,371	279,850
Total ABR	$537,067	$531,544	$518,115	$509,998	$497,082

Leased Basis - PSF
Anchor	$10.46	$10.40	$10.42	$10.38	$10.25
Inline	26.61	26.40	26.23	25.79	25.48
Total ABR PSF	$16.17	$16.06	$15.93	$15.68	$15.45

SAME-CENTER OCCUPANCY(1)
Same-Center Leased Basis
Anchor	99.4%	99.1%	98.6%	99.3%	99.3%
Inline	95.0%	94.8%	94.7%	95.0%	95.0%
Total same-center leased occupancy	97.9%	97.6%	97.2%	97.8%	97.8%

Same-Center Economic Basis
Anchor	98.7%	98.2%	97.8%	98.3%	99.0%
Inline	94.4%	94.2%	94.1%	94.2%	94.1%
Total same-center economic occupancy	97.2%	96.8%	96.5%	96.9%	97.3%
(1)Same-Center Occupancy represents the occupancy for the 279 properties that were wholly-owned and operational for the entirety of both calendar year periods being compared.

Phillips Edison & Company	36

Top 25 Neighbors by ABR Dollars and square footage amounts in thousands

			Number of Locations(1)
	Neighbor	Banners Leased at PECO Centers	Wholly-Owned	Joint Ventures	ABR(2)	% ABR(2)	Leased SF(2)
1	Kroger	Kroger, Fry's Food Stores, King Soopers, Pick 'n Save, Smith's, Harris Teeter, Quality Food Centers, Ralphs, Mariano's, Food 4 Less, Metro Market	59	6	$29,998	5.5%	3,627
2	Publix	Publix	52	10	27,367	5.0%	2,531
3	Albertsons	Safeway, Market Street, Randalls, Tom Thumb, Jewel-Osco, Vons, United Supermarkets, Shaw's Supermarket, Albertsons	30	2	19,856	3.7%	1,780
4	Ahold Delhaize	Martin's, Giant, Stop & Shop, Food Lion	23	—	17,972	3.3%	1,249
5	Walmart	Walmart Neighborhood Market, Walmart	12	—	8,483	1.6%	1,733
6	Giant Eagle	Giant Eagle	9	1	7,419	1.4%	759
7	TJX Companies	Sierra, HomeGoods, T.J.Maxx, Marshalls	20	1	7,316	1.3%	603
8	Sprouts Farmers Market	Sprouts Farmers Market	13	—	6,205	1.1%	390
9	Raley's	Raley's	5	—	4,701	0.9%	288
10	Dollar Tree	Dollar Tree	33	4	4,092	0.8%	358
11	Starbucks Corporation	Starbucks	41	1	3,890	0.7%	82
12	Planet Fitness	Planet Fitness	14	—	3,671	0.7%	292
13	Big Y	Big Y	3	—	3,487	0.6%	167
14	UNFI (SuperValu)	Cub Foods	5	—	3,476	0.6%	336
15	United Parcel Service	The UPS Store, WeShip Store	71	10	3,044	0.6%	102
16	Subway Group(3)	Subway	66	3	3,036	0.6%	100
17	Pet Supplies Plus	Pet Supplies Plus	23	—	2,861	0.5%	180
18	Trader Joe's	Trader Joe's	9	—	2,860	0.5%	122
19	Great Clips, Inc.	Great Clips	74	8	2,808	0.5%	93
20	H&R Block, Inc.	H&R Block	57	2	2,745	0.5%	98
21	Inspire Brands(3)	Dunkin', Buffalo Wild Wings, Baskin Robbins, Jimmy John's, Arby's, Buffalo Wild Wings Go	38	3	2,691	0.5%	100
22	Anytime Fitness, Inc.	Anytime Fitness	27	2	2,585	0.5%	140
23	Lowe's	Lowe's	3	1	2,513	0.5%	369
24	Petco Animal Supplies, Inc.	Petco	10	1	2,503	0.5%	135
25	H-E-B	H-E-B	2	—	2,492	0.5%	164
	Total		699	55	$178,071	32.9%	15,798
(1)Includes properties currently under redevelopment or ground-up development, as well as leases that have been executed but for which rent has not yet commenced.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Brands of Roark Capital.

Phillips Edison & Company	37

Neighbors by Type and Industry(1)(2) Unaudited

Leased Square Feet
by Neighbor Type
National &
Regional:
37.2%
Grocery:
45.0%
Local: 17.8%

ABR
by Neighbor Type
National & Regional: 43.8%
Grocery: 28.7%
Local: 27.5%

Leased Square Feet by Neighbor Industry

Grocery:
45.0%
Retail
Stores:
23.0%
Services:
21.0%
Restaurant:
11.0%

ABR
by Neighbor Industry
Retail Stores: 21.0%
Services: 30.3%
Restaurant: 20.0%
Grocery: 28.7%

(1)We define national Neighbors as those Neighbors that operate in at least three states. Regional Neighbors are defined as those Neighbors that have at least three locations in fewer than three states.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	38

Properties by State(1) Dollars and square footage amounts in thousands (excluding per square foot amounts)

State	ABR	% ABR	ABR / Leased SF	GLA	% GLA	% Leased	Number of Properties
Florida	$66,041	12.1%	$16.07	4,230	12.3%	97.1%	55
California	59,717	11.0%	23.38	2,615	7.6%	97.7%	28
Texas	54,860	10.1%	19.99	2,826	8.2%	97.1%	25
Georgia	46,648	8.6%	14.64	3,240	9.5%	98.3%	33
Ohio	34,650	6.4%	12.69	2,853	8.3%	95.7%	21
Illinois	32,172	5.9%	17.02	1,935	5.6%	97.7%	17
Colorado	30,646	5.6%	19.66	1,600	4.6%	97.4%	15
Virginia	23,958	4.4%	17.92	1,363	4.0%	98.1%	13
Minnesota	23,094	4.2%	16.92	1,391	4.0%	98.1%	14
Massachusetts	17,526	3.2%	15.41	1,148	3.3%	99.0%	9
Nevada	15,075	2.8%	24.42	623	1.8%	99.0%	5
Pennsylvania	12,916	2.4%	12.99	1,001	2.9%	99.4%	6
South Carolina	12,825	2.4%	12.88	1,010	2.9%	98.6%	10
Wisconsin	12,373	2.3%	11.86	1,057	3.1%	98.7%	9
Arizona	11,862	2.2%	16.00	750	2.2%	98.8%	7
North Carolina	10,273	1.9%	14.50	722	2.1%	98.1%	12
Maryland	9,976	1.8%	21.82	463	1.3%	98.8%	4
Connecticut	8,740	1.6%	17.33	522	1.5%	96.6%	5
Tennessee	8,112	1.5%	10.36	802	2.3%	97.6%	5
Indiana	7,596	1.4%	9.67	832	2.4%	94.4%	5
Kentucky	7,201	1.3%	11.76	616	1.8%	99.5%	4
Michigan	6,626	1.2%	9.59	724	2.1%	95.5%	5
Washington	5,357	1.0%	22.06	248	0.7%	98.0%	3
Oregon	5,092	0.9%	16.99	315	0.9%	95.2%	4
Kansas	4,881	0.9%	13.24	374	1.1%	98.5%	3
New Jersey	4,377	0.8%	25.83	169	0.5%	100.0%	1
New Mexico	3,382	0.6%	13.26	255	0.7%	100.0%	2
Missouri	2,986	0.5%	12.52	246	0.7%	97.0%	3
Iowa	2,863	0.5%	8.22	360	1.0%	96.9%	3
New York	1,946	0.4%	12.57	163	0.5%	94.7%	1
Utah	461	0.1%	31.70	15	0.1%	100.0%	1
Total	$544,232	100.0%	$16.18	34,468	100.0%	97.6%	328
(1)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	39

New, Renewal, and Option Lease Summary Unaudited, dollars and square footage amounts in thousands (excluding per square foot amounts)

							Comparable Only
	Number of Leases Signed	GLA	ABR	ABR PSF(1)	Weighted-Average Lease Term (Years)	Cost of TI/TIA PSF(2)	Number of Leases	Increase in ABR PSF	Rent Spread %

TOTAL - NEW, RENEWAL, AND OPTION LEASES
Q3 2025	270	1,664	$27,519	$16.54	6.3	$4.45	220	$1.78	12.7%
Q2 2025	276	1,403	24,012	17.12	5.6	5.85	220	2.28	16.0%
Q1 2025	234	1,542	24,289	15.75	5.4	3.34	190	1.66	11.7%
Q4 2024	231	1,412	25,368	17.97	6.9	7.00	181	2.19	14.5%
Total	1,011	6,021	$101,188	$16.81	6.1	$5.09	811	$1.95	13.7%

NEW LEASES
Q3 2025	89	276	$6,650	$24.12	8.8	$23.72	42	$6.55	24.5%
Q2 2025	94	305	6,654	21.84	8.5	26.30	40	5.69	34.6%
Q1 2025	78	326	6,289	19.30	8.3	15.27	35	5.55	28.1%
Q4 2024	90	361	8,074	22.35	9.8	26.41	40	5.49	30.2%
Total	351	1,267	$27,666	$21.83	8.9	$22.93	157	$5.74	29.7%

RENEWAL LEASES
Q3 2025	127	268	$8,178	$30.52	4.5	$1.01	124	$5.66	23.2%
Q2 2025	142	376	9,198	24.49	4.0	0.49	140	3.93	19.1%
Q1 2025	112	272	7,774	28.62	4.0	0.61	111	4.97	20.8%
Q4 2024	104	397	7,849	19.78	6.4	0.87	104	3.40	20.8%
Total	485	1,312	$32,999	$25.15	4.8	$0.74	479	$4.34	20.8%

OPTION LEASES
Q3 2025	54	1,120	$12,691	$11.33	6.1	$0.54	54	$0.57	5.3%
Q2 2025	40	722	8,160	11.30	5.3	—	40	0.75	7.1%
Q1 2025	44	944	10,226	10.83	4.9	—	44	0.31	2.9%
Q4 2024	37	654	9,445	14.44	5.5	—	37	0.73	5.3%
Total	175	3,441	$40,522	$11.78	5.5	$0.17	175	$0.57	5.0%
(1)Per square foot amounts may not recalculate exactly based on other amounts presented within the table due to rounding.
(2)Excludes landlord work.

Phillips Edison & Company	40

Lease Expirations(1)(2) Unaudited, square footage amounts in thousands

	Number of Leases	GLA Expiring	% of Leased GLA(3)	ABR PSF	% of ABR

TOTAL LEASES
MTM	90	233	0.7%	$18.55	0.8%
2025	129	565	1.7%	11.70	1.3%
2026	817	3,406	10.1%	17.11	10.7%
2027	943	4,237	12.6%	16.59	13.0%
2028	966	5,347	15.9%	16.11	15.7%
2029	908	5,103	15.2%	16.85	15.8%
2030	744	4,971	14.8%	15.46	14.2%
2031	393	2,746	8.1%	15.43	7.7%
2032	236	1,650	4.9%	15.06	4.6%
2033	209	1,041	3.1%	19.33	3.7%
2034	210	1,874	5.6%	12.63	4.3%
2035+	353	2,465	7.3%	18.16	8.2%
Total leases	5,998	33,638	100.0%	$16.18	100.0%

ANCHOR LEASES
MTM	2	35	0.1%	$10.73	0.1%
2025	15	350	1.0%	4.08	0.3%
2026	49	1,831	5.4%	9.68	3.3%
2027	71	2,369	7.0%	9.34	4.1%
2028	83	3,483	10.4%	10.18	6.4%
2029	96	3,315	9.9%	11.08	6.7%
2030	87	3,556	10.6%	10.82	7.1%
2031	58	1,890	5.6%	11.09	3.8%
2032	29	1,139	3.4%	9.86	2.1%
2033	18	567	1.7%	12.56	1.3%
2034	30	1,438	4.3%	7.99	2.1%
2035+	63	1,764	5.2%	13.84	4.5%
Anchor leases	601	21,737	64.6%	$10.47	41.8%

INLINE LEASES
MTM	88	198	0.6%	$19.91	0.7%
2025	114	215	0.7%	24.11	1.0%
2026	768	1,575	4.7%	25.74	7.4%
2027	872	1,868	5.6%	25.79	8.9%
2028	883	1,864	5.5%	27.19	9.3%
2029	812	1,788	5.3%	27.54	9.1%
2030	657	1,415	4.2%	27.12	7.1%
2031	335	856	2.5%	25.02	3.9%
2032	207	511	1.5%	26.64	2.5%
2033	191	474	1.4%	27.41	2.4%
2034	180	436	1.3%	27.92	2.2%
2035+	290	701	2.1%	29.03	3.7%
Inline leases	5,397	11,901	35.4%	$26.61	58.2%
(1)Statistics include the Company's wholly-owned properties and the prorated portion owned through the Company's unconsolidated joint ventures.
(2)Statistics are based on current terms and assume no exercise of renewal options.
(3)Percentage amounts may not recalculate exactly based on other amounts presented within the table due to rounding.

Phillips Edison & Company	41

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
51st & Olive Square	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1975 / 2007	88,225	100.0%	$1,110	$12.58	Fry's Food Stores	N/A
Alameda Crossing	Avondale, AZ	100%	Phoenix-Mesa-Chandler, AZ	2006 / 2021	141,721	100.0%	$2,783	$19.64	Sprouts Farmers Market	Burlington; Uptown Jungle; Big 5 Sporting Goods
Arcadia Plaza	Phoenix, AZ	100%	Phoenix-Mesa-Chandler, AZ	1980 / 2018	63,637	100.0%	$1,539	$24.18	Sprouts Farmers Market	N/A
Broadway Plaza	Tucson, AZ	100%	Tucson, AZ	1982 / 2003	84,298	97.3%	$1,566	$19.10	Sprouts Farmers Market	N/A
South Point Plaza	Tempe, AZ	31%	Phoenix-Mesa-Chandler, AZ	1987	49,332	95.0%	$1,057	$22.55	Fry's Food Stores*	Goodwill
Southern Palms	Tempe, AZ	100%	Phoenix-Mesa-Chandler, AZ	1982 / 2018	257,123	100.0%	$3,705	$14.41	Sprouts Farmers Market	Goodwill; Southwest Institute of Healing Arts; Habitat for Humanity ReStore; Planet Fitness; AutoZone
Sunburst Plaza	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1970 / 2022	99,913	93.9%	$829	$8.83	Fry's Food Stores	Daiso
Atwater Marketplace	Atwater, CA	100%	Merced, CA	2023	2,082	100.0%	$138	$66.28	N/A	N/A
Boronda Plaza	Salinas, CA	100%	Salinas, CA	2003 / 2021	93,071	98.4%	$2,402	$26.23	Food 4 Less	N/A
Broadway Pavilion	Santa Maria, CA	100%	Santa Maria-Santa Barbara, CA	1987	142,676	98.5%	$2,431	$17.29	Food Maxx	Idler's Home; Dollar Tree
Central Valley Marketplace	Ceres, CA	100%	Modesto, CA	2005	81,897	100.0%	$1,804	$22.03	Food 4 Less	N/A
Clayton Station	Clayton, CA	100%	San Francisco-Oakland-Berkeley, CA	1991	66,724	95.3%	$1,943	$30.54	Safeway*	Walgreens
Commonwealth Square	Folsom, CA	100%	Sacramento-Roseville-Folsom, CA	1987	141,310	96.8%	$2,427	$17.74	Raley's	N/A
Contra Loma Plaza	Antioch, CA	100%	San Francisco-Oakland-Berkeley, CA	1989 / 2022	74,616	96.1%	$920	$12.83	Lucky Supermarkets	N/A
Del Paso Marketplace	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	2006 / 2016	59,796	100.0%	$1,706	$28.53	Sprouts Farmers Market	N/A
Driftwood Village	Ontario, CA	100%	Riverside-San Bernardino-Ontario, CA	1985	95,421	100.0%	$2,054	$21.52	Food 4 Less	N/A
Foothill Park Plaza	Monrovia, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1985 / 2001	43,618	93.5%	$1,959	$48.02	Vons*	N/A
Herndon Place	Fresno, CA	100%	Fresno, CA	2005	95,155	100.0%	$1,658	$17.42	Save Mart Supermarkets	N/A
Laguna 99 Plaza	Elk Grove, CA	100%	Sacramento-Roseville-Folsom, CA	1992 / 2015	89,188	100.0%	$2,166	$24.28	Walmart Neighborhood Market	Planet Fitness
North Point Landing	Modesto, CA	100%	Modesto, CA	1964 / 2008	152,769	94.7%	$2,265	$15.66	Walmart	N/A

Phillips Edison & Company	42

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Quail Pointe	Fair Oaks, CA	100%	Sacramento-Roseville-Folsom, CA	1987	98,015	94.2%	$3,162	$34.26	Trader Joe's	Lamps Plus
Quartz Hill Towne Centre	Lancaster, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1991 / 2012	110,306	100.0%	$2,005	$18.17	Vons	CVS
Red Maple Village	Tracy, CA	100%	Stockton, CA	2009	97,655	100.0%	$2,705	$27.70	Raley's	N/A
Riverlakes Village	Bakersfield, CA	100%	Bakersfield, CA	1997 / 2022	94,012	97.8%	$2,049	$22.29	Vons	N/A
Rocky Ridge Town Center	Roseville, CA	100%	Sacramento-Roseville-Folsom, CA	1996 / 2015	93,337	100.0%	$3,094	$33.15	Sprouts Farmers Market	BevMo!
Shasta Crossroads	Redding, CA	100%	Redding, CA	1989 / 2016	114,453	95.7%	$2,264	$20.67	Food Maxx	N/A
Sierra Del Oro Towne Centre	Corona, CA	100%	Riverside-San Bernardino-Ontario, CA	1991 / 2017	110,486	100.0%	$2,383	$21.57	Ralphs	Dollar Tree
Sierra Vista Plaza	Murrieta, CA	100%	Riverside-San Bernardino-Ontario, CA	1991 / 2021	80,259	100.0%	$2,193	$27.33	Stater Bros Markets*	CVS
Sterling Pointe Center	Lincoln, CA	100%	Sacramento-Roseville-Folsom, CA	2004 / 2017	136,020	99.3%	$3,285	$24.31	Raley's	N/A
Sunridge Plaza	Rancho Cordova, CA	100%	Sacramento-Roseville-Folsom, CA	2017	87,815	89.5%	$2,561	$32.57	Raley's	N/A
Town & Country Village	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	1950 / 2022	216,259	95.0%	$4,763	$23.18	Sprouts Farmers Market; Trader Joe's	Bob's Discount Furniture; Ross Dress for Less; T.J.Maxx; Royal Flooring; Ulta
Village One Plaza	Modesto, CA	100%	Modesto, CA	2007	105,658	100.0%	$2,610	$24.71	Raley's	N/A
Vineyard Center	Templeton, CA	100%	San Luis Obispo-Paso Robles, CA	2007	21,117	100.0%	$706	$33.45	Trader Joe's	N/A
West Acres Shopping Center	Fresno, CA	100%	Fresno, CA	1990 / 2015	83,414	100.0%	$989	$11.85	Food Maxx	N/A
Windmill Marketplace	Clovis, CA	100%	Fresno, CA	2001	27,486	92.0%	$1,076	$42.55	Save Mart*	N/A
Arapahoe Marketplace	Greenwood Village, CO	100%	Denver-Aurora-Lakewood, CO	1977 / 2022	194,215	97.5%	$4,878	$25.77	Sprouts Farmers Market	The Tile Shop; Molly's Spirits; Kula Sport Performance; Office Depot
Broadlands Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	2002	103,883	100.0%	$1,517	$14.61	Safeway	N/A
Broomfield Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	1999	114,800	96.2%	$1,325	$12.00	King Soopers	Ace Hardware
Fairfield Commons	Lakewood, CO	100%	Denver-Aurora-Lakewood, CO	1985 / 2014	143,276	100.0%	$2,973	$20.75	Sprouts Farmers Market	T.J.Maxx; Planet Fitness; Aaron's
Foxridge Plaza	Centennial, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2022	54,592	87.4%	$1,301	$27.26	King Soopers*	N/A

Phillips Edison & Company	43

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Golden Town Center	Golden, CO	100%	Denver-Aurora-Lakewood, CO	1993 / 2003	117,882	98.7%	$2,024	$17.39	King Soopers	N/A
Kipling Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2009	90,124	97.7%	$1,373	$15.59	Safeway	N/A
Meadows on the Parkway	Boulder, CO	100%	Boulder, CO	1989	208,319	95.6%	$4,102	$20.60	Safeway	Walgreens; Dollar Tree; Regus
Northpark Plaza	Westminster, CO	100%	Denver-Aurora-Lakewood, CO	2001	52,192	97.5%	$1,433	$28.17	King Soopers*	N/A
Nor'Wood Shopping Center	Colorado Springs, CO	100%	Colorado Springs, CO	2003 / 2007	75,242	100.0%	$1,317	$17.50	Safeway	N/A
Ridgeview Marketplace	Colorado Springs, CO	100%	Colorado Springs, CO	2003	22,759	88.9%	$703	$34.75	King Soopers*	N/A
Roxborough Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	2005 / 2021	103,639	100.0%	$1,815	$17.51	Safeway	N/A
Thompson Valley Towne Center	Loveland, CO	100%	Fort Collins, CO	1999	125,099	96.7%	$2,363	$19.53	King Soopers	Ace Hardware
Westwoods Shopping Center	Arvada, CO	100%	Denver-Aurora-Lakewood, CO	2003 / 2011	90,855	100.0%	$1,514	$16.67	King Soopers	N/A
Wheat Ridge Marketplace	Wheat Ridge, CO	100%	Denver-Aurora-Lakewood, CO	1996 / 2019	103,115	95.8%	$2,007	$20.31	Safeway	N/A
Bethel Shopping Center	Bethel, CT	100%	Bridgeport-Stamford-Norwalk, CT	2007	101,205	91.0%	$2,291	$24.87	Big Y	N/A
Everybody's Plaza	Cheshire, CT	100%	New Haven-Milford, CT	1960 / 2014	49,975	100.0%	$1,073	$21.46	Big Y	N/A
Montville Commons	Montville, CT	100%	Norwich-New London, CT	2007	116,916	98.3%	$1,854	$16.13	Stop & Shop	N/A
Stop & Shop Plaza	Enfield, CT	100%	Hartford-East Hartford-Middletown, CT	1988 / 1998	124,218	94.8%	$2,099	$17.83	Stop & Shop	N/A
Willimantic Plaza	Willimantic, CT	100%	Worcester, MA-CT	1968 / 2024	129,670	100.0%	$1,424	$10.98	BJ's Wholesale Club	Ollie's Bargain Outlet
Alico Commons	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2009 / 2020	100,720	93.8%	$1,726	$18.26	Publix	NonStop Fitness
Bloomingdale Hills	Riverview, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002 / 2012	78,442	100.0%	$863	$11.00	Walmart Neighborhood Market	N/A
Breakfast Point Marketplace	Panama City Beach, FL	100%	Panama City, FL	2009 / 2010	97,938	100.0%	$1,614	$16.48	Publix	Office Depot
Broadway Promenade	Sarasota, FL	100%	North Port-Sarasota-Bradenton, FL	2007	49,271	100.0%	$1,015	$20.61	Publix	N/A
ChampionsGate Village	Davenport, FL	100%	Orlando-Kissimmee-Sanford, FL	2001	62,714	100.0%	$1,095	$17.46	Publix	N/A
Cocoa Commons	Cocoa, FL	100%	Palm Bay-Melbourne-Titusville, FL	1986 / 2000	90,116	100.0%	$1,336	$14.83	Publix	N/A
Colonial Promenade	Winter Haven, FL	100%	Lakeland-Winter Haven, FL	1986 / 2008	280,228	97.3%	$2,704	$9.91	Walmart	Sanitas Medical Centers

Phillips Edison & Company	44

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Coquina Plaza	Southwest Ranches, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1998	91,120	98.8%	$2,051	$22.77	Publix	N/A
Cross Creek Centre	Boynton Beach, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1988 / 2014	37,192	97.5%	$1,316	$36.29	N/A	N/A
Crosscreek Village	St. Cloud, FL	100%	Orlando-Kissimmee-Sanford, FL	2008	69,660	100.0%	$1,207	$17.32	Publix	N/A
Crystal Beach Plaza	Palm Harbor, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2010	59,015	100.0%	$1,121	$19.00	Publix	N/A
Deerwood Lake Commons	Jacksonville, FL	14%	Jacksonville, FL	2003	67,528	100.0%	$1,293	$19.14	Publix	N/A
French Golden Gate	Bartow, FL	100%	Lakeland-Winter Haven, FL	1960 / 2011	140,276	98.9%	$1,909	$13.75	Publix	Bealls Outlet; Walgreens
Golden Eagle Village	Clermont, FL	100%	Orlando-Kissimmee-Sanford, FL	2011	64,051	94.0%	$999	$16.60	Publix	N/A
Goolsby Pointe	Riverview, FL	14%	Tampa-St. Petersburg-Clearwater, FL	2000	75,525	98.1%	$1,291	$17.42	Publix	N/A
Goolsby Pointe Outparcel	Riverview, FL	100%	Tampa-St. Petersburg-Clearwater, FL	N/A	—	—%	$—	$—	N/A	N/A
Harbour Village	Jacksonville, FL	100%	Jacksonville, FL	2006 / 2021	113,069	97.0%	$2,134	$19.46	The Fresh Market	Crunch Fitness; Lionshare Cowork
Heath Brook Commons	Ocala, FL	100%	Ocala, FL	2002	79,590	100.0%	$1,174	$14.75	Publix	N/A
Heron Creek Towne Center	North Port, FL	100%	North Port-Sarasota-Bradenton, FL	2001	64,664	100.0%	$900	$13.92	Publix	N/A
Island Walk Shopping Center	Fernandina Beach, FL	100%	Jacksonville, FL	1987 / 2012	213,656	98.1%	$2,105	$10.04	Publix	Bealls; Bealls Outlet; Gretchen's Hallmark Shop; Staples
Kings Crossing	Sun City Center, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000 / 2018	75,020	100.0%	$1,330	$17.73	Publix	N/A
Lake Washington Crossing	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1987 / 2023	122,912	95.4%	$2,291	$19.55	Publix	BPC Plasma
Lakewood Plaza	Spring Hill, FL	14%	Tampa-St. Petersburg-Clearwater, FL	1993 / 1997	106,999	98.1%	$1,463	$13.93	Publix	N/A
Lutz Lake Crossing	Lutz, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002	64,986	98.3%	$1,052	$16.48	Publix	N/A

Phillips Edison & Company	45

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
MetroWest Village	Orlando, FL	100%	Orlando-Kissimmee-Sanford, FL	1990	106,689	96.0%	$2,493	$24.34	Publix	N/A
Oak Grove Shoppes	Altamonte Springs, FL	20%	Orlando-Kissimmee-Sanford, FL	1983 / 2023	142,257	98.3%	$2,956	$21.13	Publix	Marshalls; O2B Kids; Salons by JC
Oakhurst Plaza	Seminole, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1974 / 2001	51,502	100.0%	$716	$13.89	Publix	N/A
Ocean Breeze Plaza	Ocean Breeze, FL	100%	Port St. Lucie, FL	1993 / 2010	96,192	99.2%	$1,840	$19.29	Publix	RISE Center IRC
Orange Grove Shopping Center	North Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	1999	68,865	100.0%	$918	$13.33	Publix	N/A
Ormond Beach Mall	Ormond Beach, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1967 / 2018	102,862	95.7%	$1,284	$13.04	Publix	Bealls Outlet; Made New; Dollar Tree
Park Place Plaza	Port Orange, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1984 / 2012	87,050	97.2%	$1,182	$13.97	N/A	Bealls
Parsons Village	Seffner, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1983 / 1994	78,041	100.0%	$1,125	$14.42	Winn-Dixie*	City Buffet; Family Dollar
Publix at Northridge	Sarasota, FL	14%	North Port-Sarasota-Bradenton, FL	2003	65,320	100.0%	$1,338	$20.49	Publix	N/A
Publix at Seven Hills	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1991 / 2006	72,720	100.0%	$988	$13.59	Publix	N/A
Publix at St. Cloud	St. Cloud, FL	14%	Orlando-Kissimmee-Sanford, FL	2003	78,779	100.0%	$1,340	$17.01	Publix	N/A
Rockledge Square	Rockledge, FL	100%	Palm Bay-Melbourne-Titusville, FL	1985 / 2022	78,879	100.0%	$1,401	$17.76	Publix	Health First Medical Group
Sanibel Beach Place	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2003 / 2022	74,286	100.0%	$1,078	$14.51	Publix	N/A
Shoppes at Avalon	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2009 / 2022	62,786	100.0%	$1,059	$16.87	Publix	N/A
Shoppes at Glen Lakes	Weeki Wachee, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2008	66,601	96.8%	$1,014	$15.72	Publix	N/A
Shoppes at Lake Mary	Lake Mary, FL	100%	Orlando-Kissimmee-Sanford, FL	2000	74,234	98.4%	$2,052	$28.09	Publix*	HomeSense
Shoppes of Lake Village	Leesburg, FL	100%	Orlando-Kissimmee-Sanford, FL	1987 / 2021	133,283	95.2%	$2,178	$17.16	Publix	Sproutfitters
Shoppes of Paradise Lakes	Miami, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	83,555	100.0%	$1,503	$17.99	Publix	N/A

Phillips Edison & Company	46

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shops at Sunset Lakes	Miramar, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	70,274	100.0%	$1,162	$16.54	Publix	N/A
South Oaks Shopping Center	Live Oak, FL	100%	N/A	1976 / 2022	102,816	56.4%	$568	$9.79	N/A	Bealls Outlet; Farmers Home Furniture
St. Charles Plaza	Davenport, FL	100%	Lakeland-Winter Haven, FL	2007	65,000	100.0%	$1,170	$18.01	Publix	N/A
St. Johns Plaza	Titusville, FL	14%	Palm Bay-Melbourne-Titusville, FL	1985 / 2023	119,489	99.0%	$1,333	$11.27	Publix	Bealls Outlet; Dollar Tree
The Oaks	Hudson, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1981 / 2022	177,180	99.2%	$2,356	$13.41	MD Oriental Market	EoS Fitness; Bealls; Ross Dress for Less; Five Below; Dollar Tree
Town Center at Jensen Beach	Jensen Beach, FL	100%	Port St. Lucie, FL	2000	109,326	93.3%	$1,347	$13.20	Publix	N/A
Towne Centre at Wesley Chapel	Wesley Chapel, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000	69,425	97.8%	$1,044	$15.38	Winn-Dixie	N/A
Valrico Commons	Valrico, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1986 / 2021	137,316	99.2%	$2,268	$16.64	Publix	Ross Dress for Less; Five Below
Vineyard Shopping Center	Tallahassee, FL	100%	Tallahassee, FL	2002	62,671	97.9%	$823	$13.42	Publix	N/A
West Creek Commons	Coconut Creek, FL	14%	Miami-Fort Lauderdale-Pompano Beach, FL	2003	58,537	100.0%	$978	$16.70	Publix	N/A
West Creek Plaza	Coconut Creek, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	2006 / 2013	37,616	92.3%	$1,032	$29.73	Publix*	N/A
Windover Square	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1984 / 2010	81,516	100.0%	$1,360	$16.68	Publix	Dollar Tree
Winter Springs Town Center	Winter Springs, FL	14%	Orlando-Kissimmee-Sanford, FL	2002	117,970	85.4%	$2,014	$20.00	Publix	N/A
Bartow Marketplace	Cartersville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	375,067	99.4%	$2,774	$7.44	Walmart	Lowe's
Bethany Village	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2001	81,674	98.0%	$1,231	$15.37	Publix	N/A
Butler Creek	Acworth, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1989 / 2021	101,597	97.2%	$1,527	$15.46	Kroger	N/A
Dean Taylor Crossing	Suwanee, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2000	92,318	100.0%	$1,371	$14.85	Kroger	N/A

Phillips Edison & Company	47

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Evans Towne Centre	Evans, GA	100%	Augusta-Richmond County, GA-SC	1995 / 2017	75,668	100.0%	$1,154	$15.26	Publix	N/A
Everson Pointe	Snellville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1999	81,428	94.2%	$1,077	$14.03	Kroger	N/A
Fairview Oaks	Ellenwood, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	77,052	98.1%	$1,047	$13.86	Kroger	N/A
Flynn Crossing	Alpharetta, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2004	95,002	96.4%	$1,924	$21.01	Publix	N/A
Grassland Crossing	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	90,906	100.0%	$1,106	$12.17	Kroger	N/A
Grayson Village	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002 / 2019	87,155	100.0%	$1,380	$15.84	Publix	N/A
Hamilton Mill Village	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2016	88,710	100.0%	$1,452	$16.37	Publix	N/A
Hamilton Ridge	Buford, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002	96,941	100.0%	$1,695	$17.48	Kroger	N/A
Hickory Flat Commons	Canton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008 / 2020	113,995	100.0%	$1,665	$14.60	Kroger	N/A
Loganville Crossing	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	149,133	100.0%	$2,439	$16.35	Kroger	N/A
Loganville Town Center	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997 / 2023	84,978	100.0%	$1,458	$17.15	Publix	N/A
Mableton Crossing	Mableton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	86,819	95.9%	$1,155	$13.87	Kroger	N/A
Macland Pointe	Marietta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1992	79,699	95.5%	$993	$13.05	Publix	N/A
Mansell Village	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003 / 2013	89,688	100.0%	$1,370	$15.28	Kroger	N/A
Market Walk	Savannah, GA	100%	Savannah, GA	2014 / 2022	263,829	95.3%	$3,735	$14.85	Kroger	Dick's Sporting Goods; Guitar Center; West Marine
Mountain Crossing	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	93,396	100.0%	$1,328	$14.22	Kroger	N/A
Mountain Park Plaza	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1988 / 2003	80,511	98.5%	$1,084	$13.67	Publix	N/A

Phillips Edison & Company	48

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Old Alabama Square	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	102,867	100.0%	$2,519	$24.49	The Fresh Market	Walgreens
Paradise Crossing	Lithia Springs, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,470	100.0%	$1,022	$15.15	Publix	N/A
Richmond Plaza	Augusta, GA	14%	Augusta-Richmond County, GA-SC	1979 / 2020	174,585	97.9%	$1,741	$10.18	N/A	Ashley HomeStore and Ashley Outlet; Harbor Freight Tools; Chuck E. Cheese; Chow Time Buffet & Grill
Rivermont Station	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2022	128,308	99.2%	$2,173	$17.07	Kroger	Kids Empire
Shiloh Square Shopping Center	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2003	136,920	93.1%	$1,839	$14.43	Kroger	You Fit Health Clubs
Shops at Butler Crossing	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	56,910	94.3%	$914	$17.02	N/A	Planet Fitness
Shops at Westridge	McDonough, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2006 / 2020	72,420	98.1%	$1,295	$18.24	Publix	N/A
Southampton Village	Tyrone, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003	80,988	100.0%	$1,204	$14.87	Publix	N/A
Spivey Junction	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1998	81,475	100.0%	$1,163	$14.27	Kroger	N/A
Village At Glynn Place	Brunswick, GA	100%	Brunswick, GA	1992 / 2009	123,437	100.0%	$1,709	$13.84	Publix	Goodwill
Villages at Eagles Landing	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	67,019	96.4%	$936	$14.48	Publix	N/A
Village Shoppes at Windermere	Suwanee, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	73,352	97.7%	$1,500	$20.94	Publix	N/A
CitiCentre Plaza	Carroll, IA	100%	Carroll, IA	1991 / 2018	63,518	95.3%	$514	$8.50	Hy-Vee	N/A
Duck Creek Plaza	Bettendorf, IA	100%	Davenport-Moline-Rock Island, IA-IL	2005 / 2022	134,229	93.9%	$1,342	$10.64	N/A	Malibu Jack's
Southgate Shopping Center	Des Moines, IA	100%	Des Moines-West Des Moines, IA	1972 / 2014	161,792	100.0%	$1,007	$6.22	Hy-Vee	Planet Fitness; Jay's CD & Hobby; BioLife Plasma Services; Dollar General
Baker Hill	Glen Ellyn, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1998 / 2018	135,355	100.0%	$2,368	$17.50	Pete's Fresh Market	N/A
Brentwood Commons	Bensenville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1981 / 2015	125,497	96.7%	$1,682	$13.86	Jewel-Osco	Dollar Tree

Phillips Edison & Company	49

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Burbank Plaza	Burbank, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1972 / 2018	99,377	100.0%	$1,218	$12.25	Jewel-Osco	dd's Discounts
College Plaza	Normal, IL	100%	Bloomington, IL	2002 / 2018	177,741	100.0%	$2,412	$13.57	N/A	Ross Dress for Less; Office Depot; Michaels; Shoe Carnival; Sierra; Boot Barn; Petco; Daiso
Glenbrook Marketplace	Glenview, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992 / 2014	47,832	91.7%	$1,171	$26.69	N/A	N/A
Heritage Plaza	Carol Stream, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1988 / 2018	128,870	100.0%	$1,984	$15.40	Jewel-Osco	Charter Fitness
Hilander Village	Roscoe, IL	100%	Rockford, IL	1994 / 2022	120,694	97.1%	$1,306	$11.14	Schnucks	N/A
Hoffman Village	Hoffman Estates, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	1987 / 2021	159,708	93.6%	$2,903	$19.41	Mariano's	Goodwill
Lemont Plaza	Lemont, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1983	119,013	98.0%	$1,488	$12.76	Pete's Fresh Market	Goodwill; NAPA Auto Parts; Ace Hardware; Dollar Tree
Maple View	Grayslake, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1999	114,668	97.8%	$2,157	$19.24	Jewel-Osco	N/A
Naperville Crossings	Naperville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2007 / 2021	151,203	98.7%	$4,719	$31.63	ALDI	N/A
Oak Mill Plaza	Niles, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1977 / 2023	165,102	91.7%	$2,474	$16.34	Jewel-Osco	N/A
Rolling Meadows Shopping Center	Rolling Meadows, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	2010 / 2016	130,212	97.5%	$1,508	$11.88	Jewel-Osco	Northwest Community Hospital; Dollar Tree
Savoy Plaza	Savoy, IL	100%	Champaign-Urbana, IL	1999 / 2015	140,624	97.7%	$1,881	$13.69	Schnucks	Goodwill; Planet Fitness
Shorewood Crossing	Shorewood, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2001 / 2020	173,981	100.0%	$2,609	$15.00	Mariano's	Marshalls; Staples; Petco
The Shoppes at Windmill Place	Batavia, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1991 / 1997	124,576	95.6%	$2,037	$17.10	Jewel-Osco	N/A
The Shops of Uptown	Park Ridge, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2006	70,081	97.4%	$2,048	$30.00	Trader Joe's	N/A
Dyer Town Center	Dyer, IN	100%	Chicago-Naperville-Elgin, IL-IN-WI	2004 / 2005	102,415	97.3%	$1,974	$19.80	Jewel-Osco	N/A

Phillips Edison & Company	50

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Lafayette Square	Lafayette, IN	100%	Lafayette-West Lafayette, IN	1963 / 2022	250,506	86.9%	$1,600	$7.35	N/A	Rural King Supply; Funcity Adventure Park; Dollar Tree; Harvest Chapel
Riverplace Centre	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1992 / 2020	74,189	100.0%	$816	$11.00	Kroger	N/A
The Village Shopping Center	Mooresville, IN	100%	Indianapolis-Carmel-Anderson, IN	1965 / 2019	155,502	92.9%	$1,141	$7.90	Kroger	Black Friday - The Shopping Network; Goodwill; Player's Performance Factory
Town & Country Shopping Center	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1998 / 2023	249,833	100.0%	$2,065	$8.27	Walmart	Staples; Dollar Tree
Falcon Valley	Lenexa, KS	100%	Kansas City, MO-KS	2008 / 2009	76,784	100.0%	$1,065	$13.87	Price Chopper	N/A
Quivira Crossings	Overland Park, KS	100%	Kansas City, MO-KS	1996 / 2015	123,908	95.3%	$1,673	$14.17	Price Chopper	N/A
Wyandotte Plaza	Kansas City, KS	100%	Kansas City, MO-KS	1961 / 2015	173,757	100.0%	$2,143	$12.33	Price Chopper	Marshalls; PetSmart; Dollar Tree
Central Station	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	2005 / 2018	152,463	97.9%	$1,699	$11.38	Kroger	Planet Fitness
Chinoe Center	Lexington, KY	100%	Lexington-Fayette, KY	1984 / 2023	111,781	100.0%	$1,459	$13.06	Kroger	Exceptional Living Centers
Meadowthorpe Manor Shoppes	Lexington, KY	100%	Lexington-Fayette, KY	1989 / 2022	117,126	100.0%	$1,271	$10.85	Kroger	N/A
Town Fair Center	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	1988 / 2019	234,291	100.0%	$2,772	$11.83	N/A	Malibu Jack's; Staples; Michaels; Petco; Five Below
Atlantic Plaza	North Reading, MA	100%	Boston-Cambridge-Newton, MA-NH	1959 / 2014	126,384	100.0%	$2,480	$19.62	Stop & Shop	Cowabungas; One Stop Liquors
Carriagetown Marketplace	Amesbury, MA	100%	Boston-Cambridge-Newton, MA-NH	2000	96,472	100.0%	$1,845	$19.13	Stop & Shop	N/A
Cushing Plaza	Cohasset, MA	14%	Boston-Cambridge-Newton, MA-NH	1997 / 2000	71,210	100.0%	$1,389	$19.50	Shaw's Supermarket	Walgreens
Five Town Plaza	Springfield, MA	100%	Springfield, MA	1970 / 2019	327,303	97.2%	$4,109	$12.92	Big Y	Burlington Coat Factory; Best Fitness
Northwoods Crossing	Taunton, MA	100%	Providence-Warwick, RI-MA	2003 / 2022	158,978	100.0%	$2,154	$13.55	BJ's Wholesale Club	Tractor Supply; Dollar Tree
Shaw's Plaza Easton	Easton, MA	100%	Providence-Warwick, RI-MA	1984 / 2004	104,923	100.0%	$1,452	$13.84	Shaw's Supermarket	Planet Fitness
Shaw's Plaza Hanover	Hanover, MA	100%	Boston-Cambridge-Newton, MA-NH	1994 / 2000	57,181	100.0%	$832	$14.54	Shaw's Supermarket	N/A

Phillips Edison & Company	51

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shaw's Plaza Raynham	Raynham, MA	100%	Providence-Warwick, RI-MA	1965 / 2022	177,324	100.0%	$2,782	$15.69	Shaw's Supermarket	Marshalls; PetSmart; CVS
Sudbury Crossing	Sudbury, MA	100%	Boston-Cambridge-Newton, MA-NH	1984 / 2021	89,952	97.6%	$1,678	$19.10	Sudbury Farms*	T.J.Maxx; The Goddard School; Dollar Tree
Burwood Village Center	Glen Burnie, MD	100%	Baltimore-Columbia-Towson, MD	1971	101,144	97.5%	$1,810	$18.35	Food Lion	Dollar General; CVS
Collington Plaza	Bowie, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	1996	121,932	97.6%	$2,732	$22.97	Giant	N/A
LaPlata Plaza	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2003 / 2019	123,561	100.0%	$2,871	$23.24	Safeway	Petco
Rosewick Crossing	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2008	116,057	100.0%	$2,563	$22.08	Giant	N/A
Bear Creek Plaza	Petoskey, MI	100%	N/A	1998 / 2018	311,933	100.0%	$1,833	$5.88	Walmart	Marshalls; OfficeMax; HomeGoods; Five Below
Cherry Hill Marketplace	Westland, MI	100%	Detroit-Warren-Dearborn, MI	1992 / 2017	120,568	97.1%	$1,484	$12.68	Kroger	Ace Hardware; CVS
Livonia Plaza	Livonia, MI	100%	Detroit-Warren-Dearborn, MI	1988 / 2014	137,205	82.7%	$1,614	$14.23	Kroger	N/A
Milan Plaza	Milan, MI	100%	Ann Arbor, MI	1960 / 2018	61,357	91.2%	$331	$5.91	Kroger	Ace Hardware
Orchard Square	Washington Township, MI	100%	Detroit-Warren-Dearborn, MI	1999 / 2011	92,450	100.0%	$1,363	$14.75	Kroger	N/A
12 West Marketplace	Litchfield, MN	100%	N/A	1989 / 2010	82,911	98.7%	$379	$4.63	Family Fare	Running's Farm and Fleet
Albertville Crossing	Albertville, MN	14%	Minneapolis-St. Paul-Bloomington, MN-WI	2002 / 2018	99,013	100.0%	$1,508	$15.23	Coborn's	N/A
Apache Shoppes	Rochester, MN	100%	Rochester, MN	2005	57,491	100.0%	$878	$15.27	Trader Joe's	Sierra
Cahill Plaza	Inver Grove Heights, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1995 / 2020	69,000	100.0%	$752	$10.90	Cub Foods	N/A
Centennial Lakes Plaza	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2022	193,764	100.0%	$4,679	$24.15	Whole Foods Market	HomeGoods; La-Z-Boy Furniture Galleries; Office Depot; JUUT SalonSpa

Phillips Edison & Company	52

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Crossroads of Shakopee	Shakopee, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1998	140,949	98.0%	$2,227	$16.12	Cub Foods	N/A
Hastings Marketplace	Hastings, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	97,535	100.0%	$1,388	$14.23	Cub Foods	N/A
New Prague Commons	New Prague, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2008 / 2019	73,415	98.4%	$1,226	$16.98	Coborn's	N/A
Normandale Village	Bloomington, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2017	140,400	96.6%	$1,957	$14.43	Lunds & Byerlys	Ace Hardware
Northstar Marketplace	Ramsey, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2004 / 2023	104,928	93.1%	$1,709	$17.49	Coborn's	N/A
Rue de France	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2009	61,515	95.6%	$2,004	$34.08	N/A	Ethan Allen
Savage Town Square	Savage, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2003	87,181	100.0%	$1,388	$15.93	Cub Foods	N/A
Waterford Park Plaza	Plymouth, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2023	127,468	95.0%	$1,812	$14.97	Cub Foods	Dollar Tree
West Village Center	Chanhassen, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1994 / 2021	140,960	100.0%	$2,485	$17.63	Lunds & Byerlys	OfficeMax
Des Peres Corners	Des Peres, MO	20%	St. Louis, MO-IL	2009	120,673	91.9%	$3,150	$28.41	Schnucks	N/A
South Oaks Plaza	St. Louis, MO	100%	St. Louis, MO-IL	1969 / 2021	112,300	100.0%	$725	$6.45	N/A	Kloss Furniture; Walgreens
Southfield Center	St. Louis, MO	100%	St. Louis, MO-IL	1987 / 2021	109,397	95.1%	$1,632	$15.69	Schnucks	N/A
Chapel Hill North Center	Chapel Hill, NC	100%	Durham-Chapel Hill, NC	1998	96,290	100.0%	$1,724	$17.90	Harris Teeter	N/A
Crossroads Plaza	Asheboro, NC	100%	Greensboro-High Point, NC	1984 / 2016	51,440	100.0%	$444	$8.63	Food Lion	N/A
Cureton Town Center	Waxhaw, NC	100%	Charlotte-Concord-Gastonia, NC-SC	2006 / 2018	101,977	99.0%	$2,119	$21.00	Harris Teeter	N/A
Edgecombe Square	Tarboro, NC	100%	Rocky Mount, NC	1990 / 2013	81,070	100.0%	$513	$6.33	Food Lion	Farmers Home Furniture
Hampton Pointe	Hillsborough, NC	100%	Durham-Chapel Hill, NC	2005	38,133	100.0%	$964	$25.28	Walmart*	N/A
Harrison Pointe	Cary, NC	14%	Raleigh-Cary, NC	2002 / 2016	136,447	100.0%	$2,421	$17.74	Harris Teeter	Altitude Trampoline Park
Lumina Commons	Wilmington, NC	100%	Wilmington, NC	1974 / 2007	80,772	98.2%	$1,293	$16.31	Harris Teeter	N/A

Phillips Edison & Company	53

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
New Bern Plaza	Raleigh, NC	31%	Raleigh-Cary, NC	2005	58,745	94.5%	$1,257	$22.64	Walmart*	N/A
Northside Plaza	Clinton, NC	100%	N/A	1982 / 2015	79,865	95.0%	$673	$8.87	Food Lion	Farmers Home Furniture
The Shoppes at Ardrey Kell	Charlotte, NC	14%	Charlotte-Concord-Gastonia, NC-SC	2008	82,119	100.0%	$1,605	$19.55	Harris Teeter	N/A
Tramway Crossing	Sanford, NC	100%	Sanford, NC	1996	62,382	97.8%	$832	$13.64	Food Lion	N/A
Windsor Center	Dallas, NC	100%	Charlotte-Concord-Gastonia, NC-SC	1974 / 2015	81,423	93.8%	$754	$9.87	N/A	Southern States Cooperative; Kintegra Health; Workout Anytime
Plaza 23	Pompton Plains, NJ	100%	New York-Newark-Jersey City, NY-NJ-PA	1963 / 2021	169,478	100.0%	$4,377	$25.83	Stop & Shop	T.J.Maxx; HomeGoods
Coronado Center	Santa Fe, NM	100%	Santa Fe, NM	1964 / 2019	116,005	100.0%	$1,929	$16.63	Trader Joe's	New Mexico Bike N Sport; Empire Sushi Buffet; Dollar Tree
Plaza Farmington	Farmington, NM	100%	Farmington, NM	2004	138,955	100.0%	$1,453	$10.45	Safeway	T.J.Maxx; Best Buy; Petco
Crossroads Towne Center	North Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2007 / 2021	148,719	100.0%	$4,846	$32.58	Walmart*	Planet Fitness; Oasis Jiu Jitsu; Salon Boutique
Green Valley Plaza	Henderson, NV	100%	Las Vegas-Henderson-Paradise, NV	1978 / 1982	89,332	99.0%	$2,215	$25.05	Trader Joe's	Dollar Tree; Big 5 Sporting Goods
Rainbow Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1989 / 2022	144,845	96.4%	$2,561	$18.34	Albertsons	Ross Dress for Less
Southwest Marketplace	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2008 / 2017	127,852	100.0%	$3,055	$23.89	Smith's	N/A
Sprouts Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1995 / 2022	112,580	100.0%	$2,399	$21.31	Sprouts Farmers Market	Goodwill; Uptown Jungle
University Plaza	Amherst, NY	100%	Buffalo-Cheektowaga, NY	1980 / 2020	163,388	94.7%	$1,946	$12.57	Tops Markets	Amherst Theatre; DaVita Dialysis; CallofDeals
Beavercreek Towne Center	Beavercreek, OH	100%	Dayton-Kettering, OH	1994 / 2019	366,416	93.9%	$3,632	$10.55	Fresh Thyme	Lowe's; Kohl's; Ashley Furniture HomeStore; T.J.Maxx; Shoe Carnival and Shoe Station
East Side Square	Springfield, OH	100%	Springfield, OH	2007	8,400	100.0%	$169	$20.07	Walmart*	N/A
Fairfield Crossing	Beavercreek, OH	100%	Dayton-Kettering, OH	1994	71,170	100.0%	$1,538	$21.61	Walmart*	Office Depot; Pet Supplies Plus

Phillips Edison & Company	54

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Fairlawn Town Centre	Fairlawn, OH	100%	Akron, OH	1962 / 2012	341,652	97.1%	$4,856	$14.63	Giant Eagle; Marc's	U.S. Post Office; Ashley Furniture HomeStore; HomeGoods; Lucky Shoes; Get Fit 24/7; Chuck E. Cheese; Pet Supplies Plus
Flag City Station	Findlay, OH	100%	Findlay, OH	1992 / 2020	250,449	100.0%	$1,533	$6.12	Walmart	T.J.Maxx; PetSmart
Forest Park Square	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1988 / 2018	92,824	100.0%	$1,044	$11.25	Kroger	N/A
Georgesville Square	Columbus, OH	14%	Columbus, OH	1996 / 2017	270,045	100.0%	$2,609	$9.66	Kroger	Lowe's; Nationwide Children's Hospital
Glenwood Crossing	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1999 / 2015	101,021	100.0%	$839	$8.30	Kroger	Dollar Tree
Goshen Station	Goshen, OH	100%	Cincinnati, OH-KY-IN	1973 / 2003	53,802	97.0%	$576	$11.04	Kroger	N/A
Harpers Station	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1994	229,060	77.7%	$2,701	$15.17	Fresh Thyme	Painted Tree Marketplace; T.J. Maxx; HomeGoods
Hartville Centre	Hartville, OH	100%	Canton-Massillon, OH	1988 / 2008	124,258	99.1%	$1,344	$10.91	Giant Eagle	Aultman Medical
Harvest Plaza	Akron, OH	100%	Akron, OH	1974 / 2015	75,866	100.0%	$770	$10.15	Giant Eagle	N/A
Lakewood City Center	Lakewood, OH	100%	Cleveland-Elyria, OH	1991 / 2011	67,280	100.0%	$1,206	$17.92	Marc's	Pet Supplies Plus
Oak Creek Center	Lewis Center, OH	100%	Columbus, OH	2000	104,124	79.7%	$1,418	$17.10	N/A	N/A
Sheffield Crossing	Sheffield Village, OH	100%	Cleveland-Elyria, OH	1989 / 2013	110,688	97.4%	$1,564	$14.50	Giant Eagle	N/A
Shoregate Town Center	Willowick, OH	100%	Cleveland-Elyria, OH	1958 / 2022	289,431	99.5%	$2,800	$9.72	Giant Eagle; Marc's	Goodwill; Planet Fitness; Ace Hardware; Aaron's; Dollar General; Pet Supplies Plus
Sidney Towne Center	Sidney, OH	100%	Sidney, OH	1981 / 2007	115,776	100.0%	$629	$5.43	Kroger	N/A
Snow View Plaza	Parma, OH	100%	Cleveland-Elyria, OH	1981	101,450	92.6%	$1,274	$13.56	Giant Eagle	Kumo Japanese
Sulphur Grove	Huber Heights, OH	100%	Dayton-Kettering, OH	2004	19,570	100.0%	$358	$18.27	Walmart*	N/A
Trader Joe's Center	Dublin, OH	100%	Columbus, OH	1986	75,506	100.0%	$1,529	$20.25	Trader Joe's	N/A
Westgate Shopping Center	Fairview Park, OH	100%	Cleveland-Elyria, OH	2007	216,832	98.0%	$4,506	$21.19	Target*	Planet Fitness; Petco; Books-A-Million
East Burnside Plaza	Portland, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1955 / 1999	38,363	100.0%	$820	$21.38	Quality Food Centers	N/A

Phillips Edison & Company	55

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Highland Fair	Gresham, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1984 / 2013	70,795	83.9%	$877	$14.77	Safeway	N/A
Hilfiker Shopping Center	Salem, OR	100%	Salem, OR	1984 / 2011	38,667	100.0%	$778	$20.12	Trader Joe's	Petco; Ulta
Sunset Shopping Center	Corvallis, OR	100%	Corvallis, OR	1998 / 2023	166,873	97.8%	$2,617	$16.03	Safeway	BI-MART; Personal Touch Car Wash
Edgewood Towne Center	Edgewood, PA	100%	Pittsburgh, PA	1990 / 2021	342,610	99.7%	$4,391	$12.85	Giant Eagle	Giant Eagle; Planet Fitness; Aaron's; BioLife Plasma Services; Citi Trends; Fox Beauty Supply
Fairview Plaza	New Cumberland, PA	100%	York-Hanover, PA	1992 / 1999	71,979	100.0%	$1,015	$14.10	Giant	N/A
Northtowne Square	Gibsonia, PA	14%	Pittsburgh, PA	1993 / 2003	113,372	96.9%	$1,071	$9.75	Giant Eagle	N/A
Palmer Town Center	Easton, PA	100%	Allentown-Bethlehem-Easton, PA-NJ	2005	153,020	100.0%	$2,940	$19.21	Giant	Marshalls
Townfair Center	Indiana, PA	100%	Indiana, PA	1995 / 2016	218,610	100.0%	$2,147	$9.82	Giant Eagle	Lowe's; Michaels
Yorktown Centre	Millcreek Township, PA	100%	Erie, PA	1989 / 2020	198,418	97.8%	$2,273	$11.72	Giant Eagle	Saint Vincent Hospital; A Bridge to Independence
Centerpoint	Easley, SC	100%	Greenville-Anderson, SC	2002	72,287	100.0%	$984	$13.62	Publix	N/A
Hampton Village	Taylors, SC	100%	Greenville-Anderson, SC	1959 / 2019	133,688	98.9%	$1,910	$14.45	Publix	Burkes Outlet
Irmo Station	Irmo, SC	100%	Columbia, SC	1980	99,440	95.6%	$1,364	$14.35	Kroger	Pet Supplies Plus
Murray Landing	Columbia, SC	100%	Columbia, SC	2003 / 2016	75,714	98.1%	$1,304	$17.55	Publix	N/A
North Pointe Plaza	North Charleston, SC	100%	Charleston-North Charleston, SC	1989 / 2022	373,520	100.0%	$3,035	$8.13	Walmart	Carpet To Go Flooring; FIT Life Health Clubs; Dollar Tree; Atlantic Bedding & Furniture; Petco; City Gear
Palmetto Pavilion	North Charleston, SC	100%	Charleston-North Charleston, SC	2003	66,428	100.0%	$1,053	$15.86	Publix	N/A
Stockbridge Commons	Fort Mill, SC	14%	Charlotte-Concord-Gastonia, NC-SC	2003 / 2012	99,473	98.7%	$1,853	$18.87	Harris Teeter	N/A
Summerville Galleria	Summerville, SC	100%	Charleston-North Charleston, SC	1989 / 2014	106,391	95.0%	$1,573	$15.57	Food Lion	N/A
The Fresh Market Commons	Pawleys Island, SC	100%	Georgetown, SC	2011 / 2014	32,325	100.0%	$733	$22.66	The Fresh Market	N/A

Phillips Edison & Company	56

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Village at Sandhill	Columbia, SC	31%	Columbia, SC	2006	117,257	95.8%	$1,950	$17.36	Lowes Foods	N/A
Hamilton Village	Chattanooga, TN	100%	Chattanooga, TN-GA	1989 / 2021	429,325	99.3%	$3,094	$7.26	ALDI; Walmart	Urban Air Adventure Park; Gabe's; Overstock Furniture & Mattress; Boot Barn
Hickory Plaza	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	1974 / 2020	72,136	100.0%	$921	$12.77	Kroger	N/A
Lynnwood Place	Jackson, TN	100%	Jackson, TN	1986 / 2013	96,613	83.5%	$875	$10.84	Kroger	N/A
Providence Commons	Mt. Juliet, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2009	110,137	100.0%	$2,090	$18.98	Publix	Five Below
Willowbrook Commons	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	93,600	100.0%	$1,132	$12.09	Kroger	N/A
Cinco Ranch at Market Center	Katy, TX	100%	Houston-The Woodlands-Sugar Land, TX	2007 / 2023	104,794	100.0%	$2,376	$22.67	Super Target*	HomeGoods; Michaels; OfficeMax
Commerce Square	Brownwood, TX	100%	Brownwood, TX	1969 / 2022	150,459	96.8%	$1,491	$9.91	ALDI	T.J.Maxx; Burkes Outlet; Boot Barn Western and Work Wear; Harbor Freight Tools
Coppell Market Center	Coppell, TX	100%	Dallas-Fort Worth-Arlington, TX	2008	90,225	100.0%	$1,575	$17.46	Market Street United	N/A
Hickory Creek Plaza	Denton, TX	100%	Dallas-Fort Worth-Arlington, TX	2007	28,421	89.1%	$734	$28.98	Kroger*	N/A
Kirkwood Market Place	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1979 / 2012	80,220	100.0%	$1,769	$22.05	N/A	Crunch Fitness
Kleinwood Center	Spring, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003	152,900	94.0%	$3,215	$22.36	H-E-B	N/A
Lake Pointe Market	Rowlett, TX	100%	Dallas-Fort Worth-Arlington, TX	2002	40,608	87.9%	$977	$27.35	Tom Thumb*	N/A
Lakeland Village Center	Cypress, TX	100%	Houston-The Woodlands-Sugar Land, TX	2016	83,542	97.6%	$2,254	$27.64	N/A	CVS
Mansfield Market Center	Mansfield, TX	100%	Dallas-Fort Worth-Arlington, TX	2015	55,353	100.0%	$1,436	$25.93	Sprouts Farmers Market	N/A

Phillips Edison & Company	57

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Market at Cross Creek Ranch	Fulshear, TX	100%	Houston-The Woodlands-Sugar Land, TX	2017 / 2021	59,803	100.0%	$2,218	$37.09	H-E-B*	N/A
Mayfair Village	Hurst, TX	100%	Dallas-Fort Worth-Arlington, TX	1981 / 2022	230,778	95.0%	$2,923	$13.34	Tom Thumb	Ollie's Bargain Outlet; Up and Air Trampoline and Adventure Park; Planet Fitness
McKinney Market Street	Mckinney, TX	100%	Dallas-Fort Worth-Arlington, TX	2003 / 2017	97,486	100.0%	$2,197	$22.53	Market Street United	N/A
Memorial at Kirkwood	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1979 / 2018	104,887	95.2%	$2,190	$21.92	N/A	Dollar Tree
Murphy Marketplace	Murphy, TX	100%	Dallas-Fort Worth-Arlington, TX	2008 / 2021	227,203	92.7%	$5,216	$24.77	Sprouts Farmers Market	EoS Fitness; Michaels
Northpark Village	Lubbock, TX	100%	Lubbock, TX	1990	70,479	100.0%	$813	$11.53	United Supermarkets	N/A
Oak Meadows Marketplace	Georgetown, TX	100%	Austin-Round Rock-Georgetown, TX	2018	78,841	100.0%	$1,618	$20.53	Randalls	N/A
Plano Market Street	Plano, TX	100%	Dallas-Fort Worth-Arlington, TX	2009	166,978	94.2%	$3,727	$23.70	Market Street United	Tint School of Makeup & Cosmetology
Riverpark Shopping Center	Sugar Land, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003	317,331	99.5%	$6,763	$21.41	H-E-B	LA Fitness; Aces Pickleball; Dave & Buster's; Dollar Tree; Walgreens
Seville Commons	Arlington, TX	100%	Dallas-Fort Worth-Arlington, TX	1987 / 2022	112,421	98.2%	$1,706	$15.45	Walmart Neighborhood Market	N/A
Shops at Cross Creek	Fulshear, TX	100%	Houston-The Woodlands-Sugar Land, TX	2015	24,188	100.0%	$795	$32.87	N/A	N/A
Spring Cypress Village	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1982 / 2012	102,758	90.3%	$1,917	$20.67	Sprouts Farmers Market	Spec's Liquor; Lumiere Nail Studios & Salon Park
Stone Gate Plaza	Crowley, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	90,675	98.5%	$1,119	$12.53	Kroger	N/A
Suntree Square	Southlake, TX	100%	Dallas-Fort Worth-Arlington, TX	2000	99,269	100.0%	$1,767	$17.80	Tom Thumb	N/A
Towne Crossing Shopping Center	Mesquite, TX	100%	Dallas-Fort Worth-Arlington, TX	1984 / 2016	165,419	98.9%	$2,122	$12.97	Kroger	WSS; Citi Trends; Kids Empire; CSL Plasma
Walden Park	Austin, TX	100%	Austin-Round Rock- Georgetown, TX	2002	90,888	96.9%	$1,941	$22.04	Super Target*	HomeGoods
Hillside - West	Hillside, UT	100%	Salt Lake City, UT	2006	14,550	100.0%	$461	$31.70	N/A	Walgreens
Ashburn Farm Market Center	Ashburn, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2000	91,905	100.0%	$2,964	$32.25	Giant	N/A

Phillips Edison & Company	58

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Birdneck Shopping Center	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	1987 / 2017	65,554	100.0%	$690	$10.52	Food Lion	N/A
Cascades Overlook	Sterling, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2016	150,580	95.4%	$4,388	$30.56	Harris Teeter	N/A
Courthouse Marketplace	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	2005	102,120	100.0%	$2,059	$20.17	Harris Teeter	N/A
Dunlop Village	Colonial Heights, VA	100%	Richmond, VA	1987 / 2012	77,315	97.5%	$848	$11.25	Food Lion	Ace Hardware
Lakeside Plaza	Salem, VA	100%	Roanoke, VA	1988	87,784	97.2%	$1,062	$12.44	Kroger	NAPA Auto Parts
Nordan Shopping Center	Danville, VA	100%	Danville, VA	1961 / 2015	135,058	97.4%	$1,038	$7.89	Walmart Neighborhood Market	Caesars Virginia; It's Fashion Metro; Dept. of Social Services; Virginia Dept. of Corrections
Statler Square	Staunton, VA	100%	Staunton, VA	1989 / 1997	134,660	95.0%	$1,292	$10.10	Kroger	Staples; Petco
Staunton Plaza	Staunton, VA	100%	Staunton, VA	2006	80,266	98.3%	$1,426	$18.07	Martin's	N/A
Stonewall Plaza	Winchester, VA	100%	Winchester, VA-WV	2007	118,584	100.0%	$2,680	$22.60	Martin's	Dollar Tree
Village at Waterford	Midlothian, VA	100%	Richmond, VA	1991 / 2016	78,611	98.0%	$856	$11.11	Food Lion	N/A
Waynesboro Plaza	Waynesboro, VA	100%	Staunton, VA	2005	76,534	100.0%	$1,392	$18.19	Martin's	N/A
Winchester Gateway	Winchester, VA	100%	Winchester, VA-WV	2006	163,585	99.3%	$3,264	$20.10	Martin's	East Coast Gymnastics and Cheer; Ridgeside K9 Winchester
Claremont Village	Everett, WA	100%	Seattle-Tacoma-Bellevue, WA	1994 / 2012	86,649	100.0%	$1,434	$16.55	Quality Food Centers	Ace Hardware
The Orchards	Yakima, WA	100%	Yakima, WA	2002	86,407	100.0%	$1,408	$16.29	Rosauers Supermarkets	N/A
Westgate North Shopping Center	Tacoma, WA	100%	Seattle-Tacoma-Bellevue, WA	1960 / 2017	74,818	93.3%	$2,515	$36.05	Safeway*	N/A
Fairacres Shopping Center	Oshkosh, WI	100%	Oshkosh-Neenah, WI	1992 / 2016	85,523	98.5%	$1,039	$12.34	Pick 'n Save	O-Town Iron
Franklin Centre	Franklin, WI	100%	Milwaukee-Waukesha, WI	1994 / 2018	120,068	95.7%	$1,208	$10.51	Pick 'n Save	Planet Fitness
Glenwood Crossings	Kenosha, WI	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992 / 2018	87,115	98.2%	$1,121	$13.11	Pick 'n Save	Dollar Tree
Greentree Centre	Racine, WI	100%	Racine, WI	1989 / 2018	78,011	97.7%	$1,135	$14.89	Pick 'n Save	N/A
Kohl's Onalaska	Onalaska, WI	100%	La Crosse-Onalaska, WI-MN	1992 / 2021	86,432	100.0%	$581	$6.72	N/A	Kohl's
Market Place at Pabst Farms	Oconomowoc, WI	100%	Milwaukee-Waukesha, WI	2005 / 2020	109,438	100.0%	$2,220	$20.29	Metro Market	N/A
Point Loomis	Milwaukee, WI	100%	Milwaukee-Waukesha, WI	1965 / 2022	167,533	100.0%	$1,063	$6.34	Pick 'n Save	Kohl's

Phillips Edison & Company	59

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Village Center	Racine, WI	100%	Racine, WI	2002 / 2021	240,847	100.0%	$2,812	$11.68	Festival Foods	Kohl's; Ulta
Village Square of Delafield	Delafield, WI	100%	Milwaukee-Waukesha, WI	2007 / 2017	81,639	95.2%	$1,193	$15.35	Pick 'n Save	N/A
Total					36,737,338	97.6%	$580,387	$16.19

*Retailer is not part of the owned property.

Phillips Edison & Company	60

ADDITIONAL DISCLOSURES
Three and Nine Months Ended September 30, 2025

Phillips Edison & Company	61

Earnings Guidance Unaudited, in thousands (excluding per share amounts)
The following guidance is based upon PECO’s current view of existing market conditions and assumptions for the year ending December 31, 2025. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Forward-Looking Statements” above.
	Q3 2025 YTD	Updated Full Year 2025 Guidance	Previous Full Year 2025 Guidance

Net income per share	$0.51	$0.62 - $0.65	$0.61 - $0.64

Nareit FFO per share	$1.90	$2.51 - $2.55	$2.50 - $2.54

Core FFO per share	$1.94	$2.57 - $2.61	$2.55 - $2.60

Same-Center NOI growth(1)	3.8%	3.10% - 3.60%	3.10% - 3.60%

Portfolio Activity
Acquisition activity, gross(2)	$301,647	$350,000 - $450,000	$350,000 - $450,000

Other
Interest expense, net	$81,935	$108,000 - $116,000	$110,000 - $120,000
G&A expense	$37,760	$48,000 - $52,000	$46,000 - $51,000
Non-cash revenue items(3)	$14,118	$19,000 - $21,000	$19,000 - $21,000
Adjustments for collectibility	$4,101	$5,000 - $7,000	$4,500 - $7,500

		Low End	High End

Reconciliation
Net income per common share		$0.62	$0.65
Depreciation and amortization of real estate assets		1.93	1.94
Gain on disposal of property, net		(0.07)	(0.07)
Adjustments related to unconsolidated joint ventures		0.03	0.03
Nareit FFO per common share		$2.51	$2.55
Depreciation and amortization of corporate assets		0.01	0.01
Transaction costs and other		0.05	0.05
Core FFO per common share		$2.57	$2.61
(1)The Company does not provide a reconciliation for Same-Center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results without unreasonable effort.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Represents straight-line rental income and net amortization of above- and below-market leases.

Phillips Edison & Company	62

Components of Net Asset Value Unaudited, dollars and shares in thousands

	Three Months Ended September 30, 2025	Supplement Page		As of September 30, 2025	Supplement Page

NOI FOR REAL ESTATE INVESTMENTS(1)	$122,714	20	OTHER ASSETS
			Cash and cash equivalents	$4,076	13
ADJUSTMENTS TO NOI			Restricted cash	1,735	13
NOI adjustments for Q3 acquisitions/dispositions(2)	$32		Accounts receivable, net	52,723	22
			Prepaid expenses and other assets	36,450	22
Quarterly impact of ABR from leases signed but not yet paying rent as of September 30, 2025	2,648		Derivative assets	856	22
			Investment in third parties	6,807	22
Pro rata NOI from Joint Ventures	1,625		Investment in marketable securities	16,244	22
Pro rata NOI adjustments for Q3 acquisitions/dispositions from Joint Ventures(2)	3		Total value of other assets	$118,891

			LIABILITIES
INVESTMENT MANAGEMENT BUSINESS			Debt obligations	$2,413,653	28
Fees and management income	$3,274	14	Accounts payable and other liabilities	156,805	22
Property operating expenses related to fees and management income	989	20	Total value of liabilities	$2,570,458

Share of unconsolidated investment loss recorded in Other Expense, Net	(48)	23	EQUITY
			Common shares and OP units outstanding	138,423	27

			JOINT VENTURES
			Pro rata share of debt	$43,766	29

			DEVELOPMENT AND REDEVELOPMENT
			Costs incurred to date	$32,455	25
			Estimated remaining costs to be incurred	43,527	25
			Underwritten incremental unlevered yield	9%-12%	25

(1)Represents total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes for all real estate properties.
(2)Removes NOI related to disposed properties and adjusts NOI for acquired properties to represent a full period.

Phillips Edison & Company	63

Glossary of Terms

Term	Definition
Anchor space	A space greater than or equal to 10,000 square feet of gross leasable area (GLA).

Annualized base rent (ABR)	Refers to the monthly contractual base rent as of the end of the applicable reporting period multiplied by twelve months.

ABR Per Square Foot (PSF)	ABR divided by leased GLA. Increases in ABR PSF can be an indication of our ability to create rental rate growth in our centers, as well as an indication of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Cap rate	Estimated in-place NOI for the property divided by the property’s contractual purchase or sale price.

Comparable lease	Refers to a lease with consistent terms that is executed for substantially the same space that has been vacant less than twelve months.

Comparable rent spread
Calculated as the percentage increase or decrease in first-year ABR (excluding any free rent or escalations) on new, renewal, and option leases where the lease was considered a comparable lease. This metric provides an indication of our ability to generate revenue growth through leasing activity.

Cost of executing new leases	Refers to certain costs associated with new leasing, namely, tenant improvement costs and tenant concessions.

EBITDAre, and Adjusted EBITDAre (collectively, “EBITDAre metrics”)(1)
Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP before: (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains or losses from disposition of depreciable property; and (v) impairment write-downs of depreciable property. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDAre on the same basis.

To arrive at Adjusted EBITDAre, we exclude certain recurring and non-recurring items from EBITDAre, including, but not limited to: (i) changes in the fair value of the earn-out liability; (ii) other impairment charges; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) transaction and acquisition expenses; and (v) realized performance income.

We use EBITDAre and Adjusted EBITDAre as additional measures of operating performance which allow us to compare earnings independent of capital structure and evaluate debt leverage and fixed cost coverage.

Equity market capitalization	The total dollar value of all outstanding shares and OP Units using the closing price for the applicable date.

Grocer health ratio	Amount of annual rent and expense recoveries paid by the Neighbor as a percentage of gross sales. Low grocer health ratios provide us with the knowledge to manage our rents effectively while seeking to ensure the financial stability of our grocery anchors.

Gross leasable area (GLA)	The total occupied and unoccupied square footage of a building that is available for Neighbors or other retailers to lease.

Inline space	A space containing less than 10,000 square feet of GLA.

Leased occupancy
Calculated as the percentage of total GLA for which a lease has been signed regardless of whether the lease has commenced or the Neighbor has taken possession. High occupancy is an indicator of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Nareit	National Association of Real Estate Investment Trusts.

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Glossary of Terms
Nareit Funds from Operations Attributable to Stockholders and OP Unit Holders (Nareit FFO), Core FFO Attributable to Stockholders and OP Unit Holders (Core FFO), and Adjusted FFO Attributable to Stockholders and OP Unit Holders (Adjusted FFO)(1)

Nareit defines Funds from Operations (“FFO”) as net income (loss) computed in accordance with GAAP, excluding: (i) gains (or losses) from sales of property and gains (or losses) from change in control; (ii) depreciation and amortization related to real estate; (iii) impairment losses on real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures; and (iv) adjustments for unconsolidated partnerships and joint ventures, calculated to reflect FFO on the same basis. We believe FFO provides insight into our operating performance as it excludes certain items that are not indicative of such performance.

Core FFO is calculated as Nareit FFO adjusted to exclude certain recurring and non-recurring items including, but not limited to: (i) depreciation and amortization of corporate assets; (ii) changes in the fair value of the earn-out liability; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) gains or losses on the extinguishment or modification of debt and other; (v) other impairment charges; (vi) transaction and acquisition expenses; and (vii) realized performance income. Core FFO provides further insight into the sustainability of our operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss).

Adjusted FFO is calculated as Core FFO adjusted to exclude: (i) straight-line rent and non-cash adjustments, such as amortization of market lease adjustments, debt discounts, deferred financing costs, and market debt adjustments; (ii) recurring capital expenditures, tenant improvement costs, and leasing commissions; (iii) non-cash share-based compensation expenses; and (iv) our prorated share of the aforementioned adjustments for our unconsolidated joint ventures. Adjusted FFO provides further insight into our portfolio performance by focusing on the revenues and expenditures directly involved in our operations and the management of our entire real estate portfolio. Recurring property-related capital expenditures are costs to maintain properties and their common areas, including new roofs, paving of parking lots, and other general upkeep items, and recurring corporate capital expenditures are primarily costs for computer software and equipment.

Neighbor	In reference to one of our tenants.

Net debt	Total debt, excluding discounts, market adjustments, and deferred financing expenses, less cash and cash equivalents.

Net debt to Adjusted EBITDAre(1)
Calculated by dividing net debt by Adjusted EBITDAre (included on an annualized basis within the calculation). It provides insight into our leverage rate based on earnings and is not impacted by fluctuations in our equity price.

Net debt to total enterprise value(1)	Ratio is calculated by dividing net debt by total enterprise value. It provides insight into our capital structure and usage of debt.

Net operating income (NOI)(1)	Calculated as total operating revenues, adjusted to exclude non-cash revenue items, less property operating expenses and real estate taxes. NOI provides insight about our financial and operating performance because it provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income (loss).

Portfolio retention rate
Calculated by dividing (i) the total square feet of retained Neighbors with current period lease expirations by (ii) the total square feet of leases expiring during the period. The portfolio retention rate provides insight into our ability to retain Neighbors at our shopping centers as their leases approach expiration. Generally, the costs to retain an existing Neighbor are lower than costs to replace with a new Neighbor.

Recovery rate
Calculated by dividing (i) total recovery income by (ii) total recoverable expenses during the period. A high recovery rate is an indicator of our ability to recover certain property operating expenses and capital costs from our Neighbors.

Redevelopment	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Same-Center	Refers to a property, or portfolio of properties, owned and operational for the entirety of both calendar year periods being compared.

Total enterprise value	Net debt plus equity market capitalization on a fully diluted basis.

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Glossary of Terms
Underwritten incremental unlevered yield
Reflects the yield we target to generate from a project upon expected stabilization and is calculated as the estimated incremental NOI for a project at stabilization divided by its estimated net project investment. The estimated incremental NOI is the difference between the estimated annualized NOI we target to generate by a project upon stabilization and the estimated annualized NOI without the planned improvements. Underwritten incremental unlevered yield does not include peripheral impacts, such as lease rollover risk or the impact on the long-term value of the property upon sale or disposition. Actual incremental unlevered yields may vary from our underwritten incremental unlevered yield range based on the actual total cost to complete a project and its actual incremental NOI at stabilization.

(1)Supplemental, non-GAAP performance measures. See the “Introductory Notes” section above for more information on the limitations of non-GAAP performance measures.

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Investor Information

ANALYST COVERAGE
BofA Securities	Samir Khanal	Samir.Khanal@bofa.com
Barclays	Richard Hightower	Richard.Hightower@barclays.com
BMO Capital Markets	Juan Sanabria	Juan.Sanabria@bmo.com
Deutsche Bank	Tayo Okusanya	Omotayo.Okusanya@db.com
Goldman Sachs	Caitlin Burrows	Caitlin.Burrows@gs.com
Green Street Advisors	Paulina Rojas-Schmidt	PRojasschmidt@greenstreet.com
JPMorgan	Michael Mueller	Michael.W.Mueller@jpmorgan.com
KeyBanc	Todd Thomas	TThomas@key.com
Ladenburg Thalmann	Floris van Dijkum	FvanDijkum@ladenburg.com
Mizuho Securities USA	Haendel St. Juste	Haendel.St.Juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	Ronald.Kamdem@morganstanley.com
UBS Global Research	Michael Goldsmith	Michael.Goldsmith@ubs.com
Wells Fargo	Cooper Clark	Cooper.Clark@wellsfargo.com
Wolfe Research	Andrew Rosivach	ARosivach@wolferesearch.com

CONTACT INFORMATION

Investor Relations
Kimberly Green	Hannah Harper
Head of Investor Relations	Senior Manager of Investor Relations
kgreen@phillipsedison.com	hharper@phillipsedison.com
(513) 538-4380	(513) 824-7122

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